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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1355

                                 The Alger Funds
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)


                              Mr. Frederick A. Blum

                           Fred Alger Management, Inc.

                                111 Fifth Avenue


                            New York, New York 10003
                     (Name and address of agent for service)


Registrant's telephone number, including area code:212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.   REPORT(S) TO STOCKHOLDERS.


                                                                 THE ALGER FUNDS
                                                       (FORMERLY THE ALGER FUND)

                                                      ALGER LARGECAP GROWTH FUND

                                                      ALGER SMALLCAP GROWTH FUND

                                                             ALGER BALANCED FUND

                                                        ALGER MIDCAP GROWTH FUND

                                                 ALGER CAPITAL APPRECIATION FUND

                                                      ALGER HEALTH SCIENCES FUND

                                           ALGER SMALLCAP AND MIDCAP GROWTH FUND

                                                         ALGER MONEY MARKET FUND

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2004

                                                                          [LOGO]

TABLE OF CONTENTS

THE ALGER FUNDS
Letter to Our Shareholders.................................................    1
Fund Highlights............................................................    5
Shareholder Expense Example................................................   12
Portfolio Summary..........................................................   15
Schedules of Investments...................................................   16
Financial Highlights.......................................................   48
Statements of Assets and Liabilities.......................................   60
Statements of Operations...................................................   62
Statements of Changes in Net Assets........................................   64
Notes to Financial Statements..............................................   68
Report of Independent Registered Public Accounting Firm....................   82

Dear Shareholders,                                              December 6, 2004

THE YEAR IN REVIEW

      It was an unusual year for investing. Corporate profit growth has rarely been better, and both the U.S. and global economies expanded at a steady, stable clip with very low inflation for most of the year. But a tight presidential race, war in Iraq, rising energy and commodity prices, and continued investor skepticism kept the markets muted until November.

      The fiscal year began on a positive note, and through March, the markets responded positively to strong manufacturing activity and growing consumer confidence. In April the mood started to shift. Energy prices were on the rise, economic growth led to speculation (correct as it turned out) that the Fed would soon raise interest rates, and the situation in Iraq was not improving. Perhaps just as unsettling to the markets, job growth lagged the broader economic recovery. As a result, the markets retreated from their March peak and progressively moved lower until August.

      By autumn, manufacturing activity and consumer spending had slowed. The price of oil continued to rise and the Fed increased the short-term rate from 1.00% to 1.75% by fiscal year end (October 31, 2004). The close presidential race generated passion but also created uncertainty, and the markets remained range-bound until election day. It may be a cliche, but investors truly dislike uncertainty, and the markets only moved up significantly after the election was over.

      As a result, for the 12 months ended October 31, 2004, the equity markets experienced modest gains with the Dow gaining 4.46%, the Nasdaq up 2.68% and the S&P 500 up 9.42%. The yield on the U.S. Treasury 10-year note was 4.05% on October 31, compared to 4.30% a year earlier.

PORTFOLIO MATTERS

Alger SmallCap Growth Fund

      The Alger SmallCap Growth Fund gained 4.86% for the year ended October 31, 2004 while the Russell 2000 Growth Index returned 5.54%. Our holdings in the health care sector averaged 20% of the Fund, and we significantly outperformed the benchmark in this sector. Intuitive Surgical, a leader in surgical robotics, was among the top-performing holdings. Other top health care holdings included Immucor, which develops blood diagnostics, and Tularik Inc., whose primary focus is on oral drugs that use gene regulation to fight cancer, immune disorders and metabolic diseases. Dade Behring Holdings, which makes diagnostic testing kits, also contributed to the sector's positive performance.

      Our holdings in the financial sector outperformed the benchmark with the help of First Marblehead Corp., which provides services for student loan originators. Top energy holdings included oil and natural gas exploration and production company Tom Brown, Inc. and drilling equipment maker Varco International. Although our holdings in the industrials sector did quite well, we underperformed the benchmark. The Fund also suffered from a number of underperforming stocks in the information technology sector including Fairchild Semiconductor, Intelligroup, Inc. and Chordiant Software.

Alger MidCap Growth Fund

      For the year ended October 31, 2004, the Alger MidCap Growth Fund posted a return of 3.53%, while the Russell Midcap Growth Index increase 8.77%. Holdings in the consumer discretionary sector significantly underperformed the benchmark. The Fund suffered from DVD rental service Netflix, which felt the effect of increased competition and was forced to lower its subscription price. Sharper Image Corporation also detracted from Fund performance. However, XM Satellite Radio had an exceptional year and was a top contributor. Our technology holdings were down with disappointing returns from Teradyne, which develops semiconductor testing equipment, and Novellus Systems, a manufacturer of semiconductor production equipment.

      Health care stocks did quite well and outperformed the benchmark. Top performers included pharmaceutical firms Elan Corporation and Sepracor. Industrial sector holdings significantly outperformed the benchmark with strong returns from defense communications equipment supplier L-3 and freight shipper Yellow Roadway.

Alger LargeCap Growth Fund

      The Alger LargeCap Growth Fund gained 1.32% for the fiscal year ended October 31, 2004, compared with a gain of 3.39% for the Russell 1000 Growth Index. Information technology holdings averaged above market weight and slightly underperformed the benchmark. The semiconductor and software industries performed poorly, notably Applied Materials, a developer of semiconductor production equipment, and Veritas, a provider of data management software. The exception was Google, which was the top-performing holding in the Fund.

      In the consumer discretionary sector, we were above market weight at 22% of the Fund and we outperformed the benchmark, with Starwood Hotels and Target two of the top contributors. Media companies also performed well, with the highest returns coming from XM Satellite Radio. In Internet retail, online auctioneer eBay was a top performer. A notable exception was online DVD rental service Netflix, which was hit hard after lowering its subscription price due to increased competition. In health care, we were below market weight and performed poorly. Our biotech holdings were particularly weak, with losses in ImClone, ICOS, and Millennium Pharmaceuticals. In financials, we were just below market weight and significantly outperformed the benchmark with a strong showing from investment management firms T. Rowe Price and Affiliated Managers Group.

Alger Balanced Fund

      For the year ended October 31, 2004, the Alger Balanced Fund returned 1.69% while the Russell 1000 Growth Index returned 3.39% and the Lehman Brothers Government/Credit Bond Index rose 5.59%. Information technology stocks represented approximately a third of the equity portion of the portfolio. We significantly underperformed the benchmark in the health care sector because of our holdings in ImClone Systems and Millennium Pharmaceuticals. In consumer discretionary we were on par with the Russell benchmark. However, eBay's solid performance was not enough to offset the loss sustained by our position in Netflix. Although our holdings in industrials were below market weight, the Fund outperformed the benchmark largely due to Tyco International.

      The fixed-income portion of the portfolio benefited from its overweight in corporate bonds. As the yield curve flattened, the Fund's overweighting in longer-dated Treasuries also added significantly to returns. The Fund was able to capitalize not only on shrinking credit spreads, but on falling long-term interest rates.

Alger Health Sciences Fund

      With a return of 12.90% for the year ended October 31, 2004, the Alger Health Sciences Fund outperformed the Russell 3000 Growth Index, which returned 3.53%. Good stock selection helped us significantly outperform the benchmark. The top-performing industry was health care providers and services. The largest contributors were Sierra Health Services and United Health Group. Pharmaceutical stocks also outperformed. Notable contributors were Elan and Sepracor, while Par Pharmaceutical detracted from overall performance. Holdings in health care equipment and services also performed well, with the best returns coming from Advanced Medical Optics and Guidant Corp.

Alger SmallCap and MidCap Growth Fund

      The Alger SmallCap and MidCap Growth Fund finished the fiscal year with a return of 4.05%, lagging the Russell 2500 Growth Index, which was up 6.14%. Health care was the largest contributing sector. Top performers included Intuitive Surgical, a leader in the field of surgical robotics, and eye care product supplier Advanced Medical Optics. Our information technology holdings were down for the year. Semiconductor stocks suffered the most, with disappointing returns from Fairchild Semiconductor and International Rectifier. IT services outperformed with an impressive showing from Kanbay International and Alliance Data Systems. In the industrials sector, Corinthian Colleges, a for-profit educational company, was a disappointment and hurt the Fund's overall return. The top contributor was First Marblehead, which provides financial services for student loan originators.

Alger Capital Appreciation Fund

      For the fiscal year ended October 31, 2004, the Alger Capital Appreciation Fund lost 1.09% compared with a gain of 3.53% for the Russell 3000 Growth Index. Much of the underperformance was the result of being heavily overweighted in information technology. While we fared better than the benchmark in the information technology sector, our holdings were still down for the year. Semiconductor stocks were hit hardest, notably Kulicke & Soffa Industries, Novellus Systems, and Applied Materials. In software, Red Hat and Veritas also took big hits. Research in Motion Ltd., the creator of the widely-used handheld Blackberry communication product, was an exception.

      Our holdings in consumer discretionary did better, and we were above market weight. Satellite radio companies XM Satellite and Sirius both had an impressive year, and online retailer eBay was among the top performers in the Fund. The exception here was online DVD rental service Netflix, which detracted from overall performance.

LOOKING AHEAD

      For the first time in many years, we believe that the market is no longer gripped by the irrational exuberance of the late 1990s or the irrational pessimism of the first years of the new millennium. Instead, we think that this market will reward or penalize companies based on how well those companies perform. As a result, heading into 2005, we expect to see steady and rational gains with less volatility than in past years. In light of impressive corporate earnings growth and low interest rates, we believe that much of the market is undervalued, and that companies achieving solid, double-digit earnings should command better prices in the year ahead.

      At the same time, employment and wage gains are likely to be less impressive than corporate profit growth. Productivity remains high by historic averages, and companies have not needed to initiate substantial new hiring. In addition, higher energy prices look to be a mild check on what is otherwise a very robust economy. While the pace of growth should slow from its pace a year ago, corporate profits overall should grow in the high single-digits, with many companies significantly exceeding that. GDP growth should be at least 3%.

      Alger is celebrating its 40th anniversary of managing money, and our investment philosophy and process remain the same. This year, however, was a bit disappointing to us. Uncertainty trumped fundamentals, and our stocks didn't do as well as we had expected. Looking back, perhaps this was simply the "pause that refreshes." In the rally following the election, both the markets and our performance have picked up considerably. We think this is a positive harbinger for 2005.

      As always, we will continue to use our time-tested, disciplined approach in order to identify dynamic companies and invest in them. We value the trust you have placed in us, and we thank you. We look forward to the year ahead.

      Respectfully submitted,


      /s/ Dan C. Chung

      Dan C. Chung
      Chief Investment Officer

ALGER LARGECAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                Large Cap      Russell 1000
                11/1/1994         10000            10000
                                  13778            12925
               10/31/1996         14891            15774
                                  18605            20580
               10/31/1998         22419            25649
                                  31233            34434
               10/31/2000         33494            37646
                                  24125            22613
               10/31/2002         18070            18177
                                  22596            22141
               10/31/2004         22839            22891

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index for the ten years ended October 31, 2004. Figures for the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                         AVERAGE ANNUAL TOTAL RETURNS
                                   1             5           10          SINCE
                                 YEAR          YEARS        YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)      (3.33%)       (6.63%)         *           5.22%
Russell 1000 Growth Index        3.39%        (7.84%)         *           4.16%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)    (3.68%)       (6.60%)       8.61%        10.99%
Russell 1000 Growth Index        3.39%        (7.84%)       8.63%        10.18%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)      (0.80%)       (6.50%)         *           1.95%
Russell 1000 Growth Index        3.39%        (7.84%)         *           0.78%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER SMALLCAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                    Alger Small Cap B    Russell 2000
                11/1/1994                  10000            10000
                                           14615            12056
               10/31/1996                  15079            13663
                                           17016            16556
               10/31/1998                  15036            13932
                                           19862            18012
               10/31/2000                  19782            20923
                                           10490            14330
               10/31/2002                   8373            11240
                                           11705            16470
               10/31/2004                  12280            17382

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index for the ten years ended October 31, 2004. Figures for both the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger SmallCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                   1            5          10            SINCE
                                 YEAR         YEARS       YEARS        INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)       0.27%       (9.71%)        *          (2.84%)
Russell 2000 Growth Index        5.54%       (0.71%)        *           2.51%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)    (0.14%)      (9.64%)     2.08%          8.63%
Russell 2000 Growth Index        5.54%       (0.71%)     5.68%          6.84%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)       2.83%       (9.59%)        *          (4.81%)
Russell 2000 Growth Index        5.54%       (0.71%)        *           1.29%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER BALANCED FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                            RUSSELL 1000    LEHMAN GOV'T/
                        ALGER BALANCED B    GROWTH INDEX  CREDIT BOND INDEX
         11/1/1994            10000            10000            10002
                              12761            12925            11615
        10/31/1996            13559            15774            12242
                              16168            20580            13320
        10/31/1998            18894            25649            14688
                              24849            34434            14592
        10/31/2000            27173            37646            15630
                              23921            22613            18025
        10/31/2002            20847            18177            19012
                              24426            22141            20187
        10/31/2004            25202            22891            21295

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index and the Lehman Brothers Government/Credit Bond Index for the ten years ended October 31, 2004. Figures for the Alger Balanced Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                       1          5          10          SINCE
                                     YEAR       YEARS       YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)         (2.88%)     (0.63%)        *         7.73%
Russell 1000 Growth Index           3.39%       7.84%         *         4.16%
Lehman Gov't/Credit Bond Index      5.59%       7.87%         *         7.23%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 6/1/92)         (3.31%)     (0.65%)      9.68%       8.38%
Russell 1000 Growth Index           3.39%       7.84%       8.63%       8.24%
Lehman Gov't/Credit Bond Index      5.59%       7.87%       7.85%       7.37%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)         (0.28%)     (0.50%)        *         5.40%
Russell 1000 Growth Index           3.39%       7.84%         *         0.78%
Lehman Gov't/Credit Bond Index      5.59%       7.87%         *         6.99%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER MIDCAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                  ALGER MIDCAP    RUSSELL MIDCAP
                                   GROWTH B       GROWTH INDEX

                11/1/1994            10000            10000
                                     14832            12423
               10/31/1996            15785            14654
                                     19158            18260
               10/31/1998            20354            18703
                                     26935            25750
               10/31/2000            39438            35706
                                     30564            20430
               10/31/2002            24057            16832
                                     33435            23447
               10/31/2004            34573            25505

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares and Russell Midcap Growth Index for the ten years ended October 31, 2004. Figures for the Alger MidCap Growth Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                         AVERAGE ANNUAL TOTAL RETURNS
                                    1           5           10           SINCE
                                  YEAR        YEARS        YEARS       INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)       (1.24%)      4.50%          *         10.02%
Russell Midcap Growth Index       8.77%      (0.19%)         *          6.78%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 5/24/93)      (1.47%)      4.53%       13.21%       14.20%
Russell Midcap Growth Index       8.77%      (0.19%)       9.82%        9.61%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)        1.52%       4.60%          *          7.99%
Russell Midcap Growth Index       8.77%      (0.19%)         *          4.54%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER CAPITAL APPRECIATION FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                Alger Capital      Russell 3000

                11/1/1994           10000             10000
                                    16760             12835
               10/31/1996           20024             15548
                                    24229             20157
               10/31/1998           26617             24267
                                    43382             32494
               10/31/2000           48415             35679
                                    30429             21642
               10/31/2002           22913             17368
                                    28687             21422
               10/31/2004           28356             22178

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index for the ten years ended October 31, 2004. Figures for the Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                   1            5           10           SINCE
                                 YEAR         YEARS        YEARS       INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)      (5.62%)      (8.73%)         *          4.32%
Russell 3000 Growth Index        3.53%       (7.35%)         *          3.94%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/1/93)     (6.04%)      (8.75%)      10.99%       11.06%
Russell 3000 Growth Index        3.53%       (7.35%)       8.29%        7.97%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)      (3.20%)      (8.63%)         *          0.95%
Russell 3000 Growth Index        3.53%       (7.35%)         *          0.76%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER HEALTH SCIENCES FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/01/02 TO 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                                 ALGER HEALTH      RUSSELL 3000
                                  SCIENCES B       GROWTH INDEX

                 5/1/2002            10000            10000
               10/31/2002             9260             8133
               10/31/2003            11780            10032
               10/31/2004            13300            10385

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares and the Russell 3000 Growth Index on May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2004. Figures for both the Alger Health Sciences Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                                AVERAGE ANNUAL TOTAL RETURNS
                                                 1                      SINCE
                                               YEAR                   INCEPTION
-------------------------------------------------------------------------------
CLASS A (INCEPTION 5/1/02)                     7.73%                   10.48%
Russell 3000 Growth Index                      3.53%                    1.53%
-------------------------------------------------------------------------------
CLASS B (INCEPTION 5/1/02)                     7.90%                   10.72%
Russell 3000 Growth Index                      3.53%                    1.53%
-------------------------------------------------------------------------------
CLASS C (INCEPTION 5/1/02)                    10.78%                   11.63%
Russell 3000 Growth Index                      3.53%                    1.53%
-------------------------------------------------------------------------------

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

ALGER SMALLCAP AND MIDCAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2004 (UNAUDITED)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/8/02 TO 10/31/04

  [The following graph was depicted as a line chart in the printed materials.]

                                  [LINE CHART]

                             -- PLOT POINTS TO COME --

The  chart  above  illustrates  the  change in value of a  hypothetical  $10,000 investment made in Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index on May 8, 2002, the inception date of the Alger SmallCap and MidCap Growth Fund, through October 31, 2004. Figures for both the Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/04+

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                  1                      SINCE
                                                YEAR                   INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 5/8/02)                     (0.59%)                  (0.36%)
Russell 2500 Growth Index                       6.14%                    5.50%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 5/8/02)                     (0.95%)                  (0.53%)
Russell 2500 Growth Index                       6.14%                    5.50%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 5/8/02)                      2.13%                    0.67%
Russell 2500 Growth Index                       6.14%                    5.50%
--------------------------------------------------------------------------------

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUNDS
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2004 and ending October 31, 2004.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

                                                                                         Ratio of
                                                                        Expenses        Expenses to
                                      Beginning        Ending          Paid During        Average
                                       Account         Account         the Period       Net Assets
                                        Value           Value          May 1, 2004      Year Ended
                                       May 1,        October 31,     to October 31,     October 31,
                                        2004            2004             2004(b)           2004
                                      ---------      -----------     --------------     -----------
ALGER LARGECAP GROWTH FUND

CLASS A     ACTUAL ..............    $1,000.00         $ 997.80          $ 6.73            1.34%
            HYPOTHETICAL(A) .....     1,000.00         1,018.40            6.80            1.34%
CLASS B     ACTUAL ..............     1,000.00           994.10           10.48            2.09%
            HYPOTHETICAL(A) .....     1,000.00         1,014.63           10.58            2.09%
CLASS C     ACTUAL ..............     1,000.00           994.10           10.48            2.09%
            HYPOTHETICAL(A) .....     1,000.00         1,014.63           10.58            2.09%

ALGER SMALLCAP GROWTH FUND

CLASS A     ACTUAL ..............    $1,000.00         $ 997.60          $ 8.49            1.69%
            HYPOTHETICAL(A) .....     1,000.00         1,016.64            8.57            1.69%
CLASS B     ACTUAL ..............     1,000.00           994.90           12.19            2.43%
            HYPOTHETICAL(A) .....     1,000.00         1,012.92           12.30            2.43%
CLASS C     ACTUAL ..............     1,000.00           994.90           12.24            2.44%
            HYPOTHETICAL(A) .....     1,000.00         1,012.87           12.35            2.44%

ALGER BALANCED FUND

CLASS A     ACTUAL ..............    $1,000.00        $1,007.60          $ 6.36            1.26%
            HYPOTHETICAL(A) .....     1,000.00         1,018.80            6.39            1.26%
CLASS B     ACTUAL ..............     1,000.00         1,003.90           10.12            2.01%
            HYPOTHETICAL(A) .....     1,000.00         1,015.03           10.18            2.01%
CLASS C     ACTUAL ..............     1,000.00         1,003.90           10.12            2.01%
            HYPOTHETICAL(A) .....     1,000.00         1,015.03           10.18            2.01%

ALGER MIDCAP GROWTH FUND

CLASS A     ACTUAL ..............    $1,000.00        $1,019.40          $ 6.80            1.34%
            HYPOTHETICAL(A) .....     1,000.00         1,018.40            6.80            1.34%
CLASS B     ACTUAL ..............     1,000.00         1,015.20           10.59            2.09%
            HYPOTHETICAL(A) .....     1,000.00         1,014.63           10.58            2.09%
CLASS C     ACTUAL ..............     1,000.00         1,015.30           10.59            2.09%
            HYPOTHETICAL(A) .....     1,000.00         1,014.63           10.58            2.09%

ALGER CAPITAL APPRECIATION FUND

CLASS A     ACTUAL ..............    $1,000.00         $ 985.90          $ 7.89            1.58%
            HYPOTHETICAL(A) .....     1,000.00         1,017.19            8.01            1.58%
CLASS B     ACTUAL ..............     1,000.00           983.70           11.62            2.33%
            HYPOTHETICAL(A) .....     1,000.00         1,013.42           11.79            2.33%
CLASS C     ACTUAL ..............     1,000.00           982.30           11.61            2.33%
            HYPOTHETICAL(A) .....     1,000.00         1,013.42           11.79            2.33%

ALGER HEALTH SCIENCES FUND

CLASS A     ACTUAL ..............    $1,000.00         $ 956.10          $ 7.62            1.55%
            HYPOTHETICAL(A) .....     1,000.00         1,017.34            7.86            1.55%
CLASS B     ACTUAL ..............     1,000.00           952.60           11.24            2.29%
            HYPOTHETICAL(A) .....     1,000.00         1,013.62           11.59            2.29%
CLASS C     ACTUAL ..............     1,000.00           952.60           11.24            2.29%
            HYPOTHETICAL(A) .....     1,000.00         1,013.62           11.59            2.29%

THE ALGER FUNDS
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

                                                                                            Ratio of
                                                                           Expenses        Expenses to
                                         Beginning        Ending          Paid During        Average
                                          Account         Account         the Period       Net Assets
                                           Value           Value          May 1, 2004      Year Ended
                                          May 1,        October 31,     to October 31,     October 31,
                                           2004            2004             2004(b)           2004
                                         ---------      -----------     --------------     -----------
ALGER SMALLCAP AND MIDCAP GROWTH FUND

CLASS A     ACTUAL ..................   $1,000.00        $1,021.50          $ 7.77            1.53%
            HYPOTHETICAL(A) .........    1,000.00         1,017.44            7.76            1.53%
CLASS B     ACTUAL ..................    1,000.00         1,017.80           11.51            2.27%
            HYPOTHETICAL(A) .........    1,000.00         1,013.72           11.49            2.27%
CLASS C     ACTUAL ..................    1,000.00         1,017.80           11.56            2.28%
            HYPOTHETICAL(A) .........    1,000.00         1,013.67           11.54            2.28%

ALGER MONEY MARKET FUND

            ACTUAL ..................   $1,000.00         1,003.00          $ 3.88            0.77%
            HYPOTHETICAL(A) .........    1,000.00         1,021.27            3.91            0.77%

----------
(a)   5% annual return before expenses.
(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ALGER FUNDS
PORTFOLIO SUMMARY* (UNAUDITED)

                                                                                         SMALLCAP
                                                                                            AND
                                     LARGECAP  SMALLCAP   MIDCAP     CAPITAL     HEALTH   MIDCAP
                                      GROWTH    GROWTH    GROWTH  APPRECIATION  SCIENCES  GROWTH
SECTORS                                FUND      FUND      FUND       FUND        FUND     FUND
-------                              --------  --------   ------  ------------  -------- --------
Consumer Discretionary ...........     21.9%     14.4%     16.2%      15.5%        0.0%    16.0%
Consumer Staples .................      3.4       1.3       1.5        1.6         1.2      1.9
Energy ...........................      7.4       4.7       7.8        7.1         0.0      4.7
Financials .......................      6.3      10.2       8.7        3.5         0.7      9.2
Health Care ......................     18.5      21.0      21.6       22.5        90.7     23.1
Industrials ......................      6.2      15.4       7.7        8.5         0.0     14.8
Information Technology ...........     31.7      26.0      29.0       31.8         0.0     23.9
Materials ........................      2.1       2.4       2.8        3.1         0.5      3.5
Telecommunication Services .......      2.2       1.0       2.1        0.9         0.0      1.4
Cash and Net Other Assets ........      0.3       3.6       2.6        5.5         6.9      1.5
                                      -----     -----     -----      -----       -----    -----
                                      100.0%    100.0%    100.0%     100.0%      100.0%   100.0%
                                      =====     =====     =====      =====       =====    =====

SECTORS/SECURITY TYPES                                                             BALANCED FUND
----------------------                                                             -------------
Consumer Discretionary ..........................................................       12.1%
Consumer Staples ................................................................        3.1
Energy ..........................................................................        5.4
Financials ......................................................................        5.1
Health Care .....................................................................       11.1
Industrials .....................................................................        3.4
Information Technology ..........................................................       20.3
Materials .......................................................................        2.7
Telecommunications Services .....................................................        1.5
                                                                                       -----
  Total Common Stocks ...........................................................       64.7
                                                                                       -----

Corporate Obligations ...........................................................       13.6
U.S. Agency Obligations .........................................................        7.7
U.S. Treasury Obligations .......................................................       10.6
                                                                                       -----
  Total Obligations .............................................................       31.9
                                                                                       -----

Cash and Net Other Assets .......................................................        3.4
                                                                                       -----
                                                                                       100.0%
                                                                                       =====

                                                                                   MONEY MARKET
DAYS TO MATURITY                                                                       FUND
----------------                                                                   ------------
0 to 30 .........................................................................       93.7%
31 to 60 ........................................................................        6.3
                                                                                       -----
                                                                                       100.0%
                                                                                       =====

----------
* Based on net assets for each Fund, except for Money Market Fund which is based on total investments.

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--99.7%                                 SHARES            VALUE
                                                     ------            -----

BIOTECHNOLOGY--7.6%
Biogen Idec Inc.* ................................    134,400      $  7,816,704
Genentech, Inc.* .................................     73,700         3,355,561
Genzyme Corporation General Division* ............     71,100         3,730,617
Gilead Sciences, Inc. * ..........................    238,450         8,257,524
ImClone Systems Incorporated* ....................     91,450         4,005,510
OSI Pharmaceuticals, Inc.* .......................    153,500         9,974,430
                                                                   ------------
                                                                     37,140,346
                                                                   ------------
CAPITAL MARKETS--2.7%
Affiliated Managers Group, Inc.* .................     86,537         4,832,226
Bank of New York Company, Inc. (The) .............     80,150         2,601,669
T. Rowe Price Group Inc. .........................    103,000         5,744,310
                                                                   ------------
                                                                     13,178,205
                                                                   ------------
CHEMICALS--2.1%
Dow Chemical Company (The) .......................    233,400        10,488,996
                                                                   ------------

COMMERCIAL BANKS--1.0%
Wells Fargo & Company ............................     83,100         4,962,732
                                                                   ------------
COMMUNICATION EQUIPMENT--7.4%
Avaya Inc.* ......................................    453,800         6,534,720
Cisco Systems, Inc.* .............................    568,120        10,913,585
Ericsson(LM)Telephone Co. Cl. B ADR*# ............    127,300         3,680,243
Motorola, Inc. ...................................    563,700         9,729,462
Research In Motion Limited* ......................     60,400         5,327,280
                                                                   ------------
                                                                     36,185,290
                                                                   ------------
COMPUTERS & PERIPHERALS--2.9%
Apple Computer, Inc.* ............................     79,200         4,160,376
EMC Corporation* .................................    771,800         9,933,066
                                                                   ------------
                                                                     14,093,442
                                                                   ------------
CONSUMER FINANCE--1.5%
American Express Company .........................    139,650         7,411,226
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES--1.0%
Lehman Brothers Holdings Inc. ....................     62,300         5,117,945
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Symbol Technologies, Inc. ........................    434,100         6,376,929
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--3.1%
National-Oilwell, Inc.* ..........................    148,600         5,009,306
Schlumberger Limited .............................    158,200         9,957,108
                                                                   ------------
                                                                     14,966,414
                                                                   ------------
FOOD & STAPLES RETAILING--3.4%
CVS Corporation ..................................    206,100         8,957,106
Wal-Mart Stores, Inc. ............................    141,050         7,605,416
                                                                   ------------
                                                                     16,562,522
                                                                   ------------
FREIGHT & LOGISTICS--1.6%
FedEx Corp. ......................................     85,600         7,799,871
                                                                   ------------

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
Boston Scientific Corporation* ...................    130,100      $  4,592,530
Guidant Corporation ..............................     92,100         6,135,702
Medtronic, Inc. ..................................     95,000         4,855,450
                                                                   ------------
                                                                     15,583,682
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--2.2%
Caremark Rx, Inc.* ...............................    125,050         3,747,749
UnitedHealth Group Incorporated ..................     94,300         6,827,320
                                                                   ------------
                                                                     10,575,069
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--3.0%
Carnival Corporation .............................    145,300         7,346,368
MGM MIRAGE* ......................................     23,100         1,242,780
Starwood Hotels & Resorts Worldwide, Inc. ........    128,400         6,128,532
                                                                   ------------
                                                                     14,717,680
                                                                   ------------
INDUSTRIAL CONGLOMERATES--4.6%
General Electric Company .........................    286,200         9,765,144
Tyco International Ltd. ..........................    403,800        12,578,370
                                                                   ------------
                                                                     22,343,514
                                                                   ------------
INFORMATION TECHNOLOGY SERVICES--1.0%
Automatic Data Processing, Inc. ..................    108,300         4,699,136
                                                                   ------------

INTERNET & CATALOG RETAIL--5.8%
eBay Inc.* .......................................    179,060        17,478,047
IAC/InterActiveCorp.* ............................    263,900         5,705,518
Netflix Inc.* ....................................    561,000         5,312,670
                                                                   ------------
                                                                     28,496,235
                                                                   ------------
INTERNET SOFTWARE & SERVICES--6.4%
Google Inc. Cl A* ................................     38,400         7,323,072
VeriSign, Inc.* ..................................    264,400         7,093,852
Yahoo! Inc.* .....................................    462,300        16,730,637
                                                                   ------------
                                                                     31,147,561
                                                                   ------------
MACHINERY--OIL WELL EQUIPMENT &
  SERVICES -- .7%
Patterson-UTI Energy, Inc. .......................    181,100         3,482,553
                                                                   ------------

MEDIA--6.7%
DreamWorks Animation SKG, Inc.* ..................     12,000           468,600
Time Warner Inc.* ................................    662,900        11,030,656
Viacom Inc. Cl. B ................................    284,300        10,374,107
XM Satellite Radio Holdings Inc. Cl. A* ..........    343,500        11,101,920
                                                                   ------------
                                                                     32,975,283
                                                                   ------------
MULTILINE RETAIL--3.3%
Target Corporation ...............................    318,250        15,918,865
                                                                   ------------

OIL & GAS--3.6%
BP PLC Sponsored ADR# ............................    112,050         6,526,913
Devon Energy Corporation .........................     64,920         4,802,132
EOG Resources, Inc. ..............................     70,600         4,699,136
Sasol ADR ........................................     74,600         1,501,698
                                                                   ------------
                                                                     17,529,879
                                                                   ------------

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

PHARMACEUTICALS--5.5%
Abbott Laboratories ..............................    244,450      $ 10,420,904
IVAX Corporation* ................................    529,050         9,575,805
Sepracor Inc.* ...................................    154,050         7,075,516
                                                                   ------------
                                                                     27,072,225
                                                                   ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--6.6%
Altera Corporation * .............................    109,300         2,484,389
Analog Devices, Inc. .............................    220,300         8,869,278
Applied Materials, Inc.* .........................    321,000         5,168,100
Freescale Semiconductor Inc. Cl. A* ..............    307,200         4,773,888
Intel Corporation ................................    301,300         6,706,938
Linear Technology Corporation ....................    109,950         4,164,906
                                                                   ------------
                                                                     32,167,499
                                                                   ------------
SOFTWARE--7.0%
Electronic Arts Inc.* ............................     27,300         1,226,316
Microsoft Corporation ............................    824,130        23,067,399
Oracle Corporation* ..............................    388,500         4,918,410
VERITAS Software Corporation * ...................    234,500         5,130,860
                                                                   ------------
                                                                     34,342,985
                                                                   ------------
SPECIALTY RETAIL--3.0%
Bed Bath & Beyond Inc.* ..........................    184,800         7,537,992
Lowe's Companies, Inc. ...........................    128,800         7,248,864
                                                                   ------------
                                                                     14,786,856
                                                                   ------------
WIRELESS TELECOMMUNICATION
  SERVICES -- 1.5%
Sprint Corporation ...............................    341,400         7,152,330
                                                                   ------------

Total Common Stocks
  (Cost $454,195,426) ............................                  487,275,270
                                                                   ------------

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--2.4%                         AMOUNT
                                                   ---------
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/2004
  (Cost $11,700,000) ............................ $11,700,000        11,700,000
                                                                   ------------

Total Investments
  (Cost $465,895,426)(a) ........................       102.1%      498,975,270
Liabilities in Excess of Other Assets ...........        (2.1)      (10,095,708)
                                                  -----------      ------------
Net Assets ......................................       100.0%     $488,879,562
                                                  ===========      ============

----------
*     Non-income producing securities.
#     American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $470,001,770 amounted to $28,973,500 which consisted of aggregate gross unrealized appreciation of $46,436,698 and aggregate gross unrealized depreciation of $17,463,198.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--96.4%                                  SHARES            VALUE
                                                      ------            -----

AEROSPACE & DEFENSE--3.3%
Alliant Techsystems Inc.* ......................       33,250      $  1,911,543
BE Aerospace, Inc.* ............................      190,200         1,631,916
SI International Inc.* .........................       63,500         1,646,555
                                                                   ------------
                                                                      5,190,014
                                                                   ------------
AIRLINES--1.2%
AirTran Holdings, Inc.* ........................      161,400         1,875,468
                                                                   ------------

BIOTECHNOLOGY--4.7%
Encysive Pharmaceuticals Inc.* .................      145,700         1,271,961
Ligand Pharmaceuticals Incorporated Cl. B* .....       85,350           760,895
QLT Inc.* ......................................       79,200         1,318,680
Serologicals Corporation* ......................       50,300         1,189,595
Theravance, Inc.* ..............................       73,000         1,238,810
Vicuron Pharmaceuticals Inc.* ..................      112,900         1,582,858
                                                                   ------------
                                                                      7,362,799
                                                                   ------------
BUSINESS SERVICES--.8%
MicroStrategy Incorporated* ....................       21,900         1,313,562
                                                                   ------------

CAPITAL MARKETS--3.3%
Affiliated Managers Group, Inc.* ...............       33,425         1,866,452
National Financial Partners Corporation ........       57,500         1,767,550
Piper Jaffray Companies, Inc.* .................       34,050         1,489,007
                                                                   ------------
                                                                      5,123,009
                                                                   ------------
CHEMICALS--1.3%
Lubrizol Corporation ...........................       57,900         2,010,867
                                                                   ------------

COMMERCIAL BANKS--3.3%
Boston Private Financial Holdings, Inc. ........       11,100           272,394
East West Bancorp, Inc. ........................       57,600         2,306,304
Southwest Bancorporation of Texas, Inc. ........       52,800         1,237,632
Westcorp .......................................       36,450         1,455,084
                                                                   ------------
                                                                      5,271,414
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES--4.5%
CoStar Group Inc.* .............................       42,600         1,719,762
Education Management Corporation* ..............       65,200         1,748,664
First Marblehead Corporation (The)* ............       22,300         1,195,280
FTI Consulting, Inc.* ..........................       41,200           772,912
Gevity HR, Inc. ................................       94,000         1,674,140
                                                                   ------------
                                                                      7,110,758
                                                                   ------------
COMMUNICATION EQUIPMENT--1.9%
Foundry Networks, Inc.* ........................       81,500           988,595
NETGEAR, Inc.* .................................       88,900         1,211,707
Powerwave Technologies, Inc.* ..................      110,900           828,423
                                                                   ------------
                                                                      3,028,725
                                                                   ------------
COMPUTERS & PERIPHERALS--2.3%
Avid Technology, Inc.* .........................       37,300         1,976,154
Silicon Image, Inc.* ...........................      119,100         1,631,670
                                                                   ------------
                                                                      3,607,824
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

COMPUTER SERVICES--1.3%
Open Solutions Inc.* ...........................       72,800      $  2,050,411
                                                                   ------------

COMPUTER TECHNOLOGY--1.5%
Cogent Inc.* ...................................       41,050           785,451
NAVTEQ* ........................................       39,800         1,604,338
                                                                   ------------
                                                                      2,389,789
                                                                   ------------
ELECTRIC AND ELECTRONIC EQUIPMENT--1.0%
Roper Industries, Inc. .........................       26,250         1,618,575
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
Trimble Navigation Limited* ....................       25,200           722,987
                                                                   ------------

ENERGY--1.1%
Arch Coal, Inc. ................................       53,200         1,730,064
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--1.9%
Core Laboratories N.V.* ........................       59,700         1,480,560
Varco International, Inc.* .....................       57,400         1,588,832
                                                                   ------------
                                                                      3,069,392
                                                                   ------------
FINANCIAL SERVICES--.8%
Calamos Asset Management, Inc.* ................       68,000         1,326,000
                                                                   ------------

FOOD & STAPLES RETAILING--1.3%
NeighborCare, Inc.* ............................       81,800         2,096,534
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Immucor, Inc.* .................................       67,200         2,073,120
INAMED Corporation* ............................       27,800         1,477,570
Intuitive Surgical, Inc.* ......................       61,550         1,796,029
Mentor Corporation .............................       13,400           466,320
                                                                   ------------
                                                                      5,813,039
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--7.1%
Accredo Health, Incorporated* ..................       32,850           756,536
Centene Corporation* ...........................       43,400         2,058,462
Psychiatric Solutions, Inc.* ...................       73,850         1,879,483
Sierra Health Services, Inc.* ..................       48,600         2,319,192
Sunrise Senior Living Inc.* ....................       55,100         2,099,861
VCA Antech, Inc.* ..............................       94,000         2,107,480
                                                                   ------------
                                                                     11,221,014
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--3.6%
Applebee's International, Inc. .................       62,012         1,418,214
Aztar Corporation* .............................       64,500         1,996,275
Red Robin Gourmet Burgers Inc.* ................       43,550         1,816,471
Texas Roadhouse, Inc. Cl. A* ...................       22,800           524,856
                                                                   ------------
                                                                      5,755,816
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

INFORMATION TECHNOLOGY SERVICES--2.9%
Alliance Data Systems Corporation* .............       28,100      $  1,188,068
Global Payments Inc. ...........................       29,850         1,634,586
Kanbay International Inc.* .....................       76,200         1,820,418
                                                                   ------------
                                                                      4,643,072
                                                                   ------------
INSURANCE--.7%
Arch Capital Group Ltd.* .......................       29,750         1,117,707
                                                                   ------------

INTERNET & CATALOG RETAIL--2.3%
Elong Inc.* ....................................        4,600            62,560
J. Jill Group Inc.* ............................       93,600         1,645,488
Priceline.com Incorporated* ....................       96,500         1,924,210
                                                                   ------------
                                                                      3,632,258
                                                                   ------------
INTERNET SOFTWARE & SERVICES--3.5%
Chordiant Software Inc.* .......................      409,600         1,007,616
IVillage Inc.* .................................      131,400           673,425
Openwave Systems, Inc.* ........................       97,533         1,147,963
SonicWALL, Inc.* ...............................      244,900         1,224,500
ValueClick, Inc.* ..............................      151,450         1,406,971
                                                                   ------------
                                                                      5,460,475
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS--1.1%
LIFE TIME FITNESS, Inc.* .......................       77,600         1,808,080
                                                                   ------------

MACHINERY--3.0%
Actuant Corporation Cl. A* .....................       38,200         1,515,394
Joy Global Inc. ................................       41,900         1,415,801
Terex Corporation* .............................       49,400         1,877,200
                                                                   ------------
                                                                      4,808,395
                                                                   ------------
MEDIA--2.5%
Media General, Inc. Cl. A ......................       29,570         1,723,931
Spanish Broadcasting System, Inc. Cl. A * ......      214,900         2,174,788
                                                                   ------------
                                                                      3,898,719
                                                                   ------------
MEDICAL DEVICES--1.5%
Advanced Medical Optics, Inc.* .................       58,600         2,291,260
                                                                   ------------

MEDICAL PRODUCTS--.6%
Par Pharmaceutical Cos Inc.* ...................       25,000           986,250
                                                                   ------------

OIL & GAS--2.7%
General Maritime Corporation* ..................       29,800         1,132,400
Grey Wolf, Inc.* ...............................      237,800         1,231,804
Todco Cl. A* ...................................      112,934         1,916,490
                                                                   ------------
                                                                      4,280,694
                                                                   ------------
PHARMACEUTICALS--2.3%
Eyetech Pharmaceuticals Inc.* ..................       15,800           670,552
Impax Laboratories, Inc.* ......................      117,000         1,726,920
Pharmion Corp.* ................................       25,800         1,185,510
                                                                   ------------
                                                                      3,582,982
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

ROAD & RAIL--.8%
Landstar Systems, Inc.* ........................       18,200      $  1,236,508
                                                                   ------------

SEMICONDUCTOR CAPITAL EQUIPMENT--.9%
SiRF Technology Holdings, Inc.* ................      117,800         1,394,752
                                                                   ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--5.0%
AMIS Holdings, Inc.* ...........................       83,700         1,272,240
Axcelis Technologies, Inc.* ....................      147,800         1,271,080
Brooks Automation, Inc.* .......................       53,600           797,568
Integrated Circuit Systems, Inc.* ..............       51,550         1,162,453
Semtech Corporation* ...........................       96,250         2,009,700
Sigmatel Incorporated* .........................       45,400         1,339,300
                                                                   ------------
                                                                      7,852,341
                                                                   ------------
SOFTWARE--6.6%
Cerner Corporation* ............................       41,750         1,885,013
Fair Isaac Corporation .........................       64,280         1,941,256
Hyperion Solutions Corporation* ................       53,700         2,154,980
Micromuse Inc.* ................................      292,000         1,252,680
Quest Software, Inc. * .........................       84,350         1,237,415
Take-Two Interactive Software, Inc.* ...........       60,350         1,989,136
                                                                   ------------
                                                                     10,460,480
                                                                   ------------
SPECIALTY RETAIL--3.6%
AnnTaylor Stores Corporation* ..................       77,737         1,745,973
Guitar Center, Inc.* ...........................       41,950         1,872,229
PETCO Animal Supplies, Inc.* ...................       56,100         2,006,697
                                                                   ------------
                                                                      5,624,899
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS--1.3%
Quiksilver, Inc.* ..............................       77,900         2,122,775
                                                                   ------------

THRIFTS & MORTGAGE FINANCE--1.4%
Bank Mutual Corporation ........................      173,524         2,130,875
                                                                   ------------

TRADING COMPANIES & DISTRIBUTORS--1.3%
MSC Industrial Direct Co., Cl. A ...............       59,700         2,038,157
                                                                   ------------

TRANSPORTATION SERVICES--1.0%
Sirva Inc.* ....................................       66,600         1,598,400
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES--1.0%
SpectraSite, Inc.* .............................       31,500         1,615,950
                                                                   ------------

Total Common Stocks
  (Cost $138,753,168) ..........................                    152,273,090
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--4.6%                         AMOUNT           VALUE
                                                   ---------          -----

U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/2004
  (Cost $7,200,000) ............................   $7,200,000      $  7,200,000
                                                                   ------------

Total Investments
  (Cost $145,953,168)(a) .......................       101.0%       159,473,090
Liabilities in Excess of Other Assets ..........        (1.0)        (1,608,984)
                                                   ---------       ------------
Net Assets .....................................       100.0%      $157,864,106
                                                   =========       ============

----------
*     Non-income producing securities.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $146,222,331 amounted to $13,250,759 which consisted of aggregate gross unrealized appreciation of $19,492,420 and aggregate gross unrealized depreciation of $6,241,661.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--64.7%                                  SHARES            VALUE
                                                      ------            -----

BIOTECHNOLOGY--4.9%
Biogen Idec Inc.* ..............................       30,500      $  1,773,880
Genentech, Inc.* ...............................       21,500           978,895
Genzyme Corporation General Division* ..........       21,100         1,107,116
Gilead Sciences, Inc.* .........................       72,100         2,496,823
ImClone Systems Incorporated* ..................       32,800         1,436,640
OSI Pharmaceuticals, Inc.* .....................       44,900         2,917,602
                                                                   ------------
                                                                     10,710,956
                                                                   ------------
CAPITAL MARKETS--1.7%
Affiliated Managers Group, Inc.* ...............       26,150         1,460,215
Bank of New York Company, Inc. (The) ...........       23,200           753,072
T. Rowe Price Group Inc. .......................       28,200         1,572,714
                                                                   ------------
                                                                      3,786,001
                                                                   ------------
CHEMICALS--1.3%
Dow Chemical Company (The) .....................       61,250         2,752,574
                                                                   ------------

COMMERCIAL BANKS--1.7%
Wells Fargo & Company ..........................       24,550         1,466,126
Zions Bancorporation ...........................       34,750         2,299,408
                                                                   ------------
                                                                      3,765,534
                                                                   ------------
COMMUNICATION EQUIPMENT--4.1%
Avaya Inc.* ....................................      132,500         1,908,000
Cisco Systems, Inc.* ...........................       81,750         1,570,418
Ericsson(LM)Telephone Co. Cl. B ADR*# ..........       37,200         1,075,452
Motorola, Inc. .................................      164,700         2,842,722
Research In Motion Limited* ....................       18,050         1,592,010
                                                                   ------------
                                                                      8,988,602
                                                                   ------------
COMPUTERS & PERIPHERALS--2.2%
Apple Computer, Inc.* ..........................       23,300         1,223,949
EMC Corporation* ...............................      169,500         2,181,465
PalmOne, Inc.* .................................       46,250         1,339,863
                                                                   ------------
                                                                      4,745,277
                                                                   ------------
CONSUMER FINANCE--1.0%
American Express Company .......................       40,800         2,165,255
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES--.7%
Lehman Brothers Holdings Inc. ..................       18,000         1,478,700
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--.9%
Symbol Technologies, Inc. ......................      126,800         1,862,691
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--2.5%
National-Oilwell, Inc.* ........................       74,450         2,509,710
Schlumberger Limited ...........................       46,200         2,907,828
                                                                   ------------
                                                                      5,417,538
                                                                   ------------
FOOD & STAPLES RETAILING--3.1%
CVS Corporation ................................       60,200         2,616,292
Wal-Mart Stores, Inc. ..........................       40,950         2,208,024
Whole Foods Market, Inc. .......................       22,400         1,824,032
                                                                   ------------
                                                                      6,648,348
                                                                   ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

FREIGHT & LOGISTICS--.7%
FedEx Corp. ....................................       17,400      $  1,585,488
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Boston Scientific Corporation* .................       40,200         1,419,060
Guidant Corporation ............................       26,950         1,795,409
Medtronic, Inc. ................................       27,750         1,418,303
                                                                   ------------
                                                                      4,632,772
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--1.7%
Caremark Rx, Inc.* .............................       32,850           984,515
UnitedHealth Group Incorporated ................       37,800         2,736,720
                                                                   ------------
                                                                      3,721,235
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Carnival Corporation ...........................       42,400         2,143,744
MGM MIRAGE* ....................................        6,700           360,460
                                                                   ------------
                                                                      2,504,204
                                                                   ------------
INDUSTRIAL CONGLOMERATES--2.7%
General Electric Company .......................       68,550         2,338,926
Tyco International Ltd. ........................      113,150         3,524,623
                                                                   ------------
                                                                      5,863,549
                                                                   ------------
INFORMATION TECHNOLOGY SERVICES--1.0%
Automatic Data Processing, Inc. ................       51,200         2,221,568
                                                                   ------------

INTERNET & CATALOG RETAIL--3.8%
eBay Inc.* .....................................       52,450         5,119,645
IAC/InterActiveCorp.* ..........................       81,550         1,763,111
Netflix Inc.* ..................................      154,350         1,461,695
                                                                   ------------
                                                                      8,344,451
                                                                   ------------
INTERNET SOFTWARE & SERVICES--4.3%
Google Inc. Cl A* ..............................       11,250         2,145,431
VeriSign, Inc.* ................................       77,400         2,076,642
Yahoo! Inc. * ..................................      145,500         5,265,645
                                                                   ------------
                                                                      9,487,718
                                                                   ------------
MACHINERY--OIL WELL EQUIPMENT &
  SERVICES--.5%
Patterson-UTI Energy, Inc. .....................       60,600         1,165,338
                                                                   ------------

MEDIA--4.2%
DreamWorks Animation SKG, Inc.* ................        3,300           128,865
Time Warner Inc.* ..............................      193,600         3,221,504
Viacom Inc. Cl. B ..............................       83,050         3,030,495
XM Satellite Radio Holdings Inc. Cl. A* ........       88,350         2,855,472
                                                                   ------------
                                                                      9,236,336
                                                                   ------------
METALS & MINING--1.5%
Peabody Energy Corporation .....................       50,100         3,195,377
                                                                   ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

OIL & GAS--2.4%
BP PLC Sponsored ADR# ..........................       32,550      $  1,896,038
Devon Energy Corporation .......................       19,000         1,405,430
EOG Resources, Inc. ............................       20,600         1,371,136
Sasol ADR# .....................................       21,800           438,834
                                                                   ------------
                                                                      5,111,438
                                                                   ------------
PHARMACEUTICALS--2.4%
IVAX Corporation* ..............................      167,350         3,029,035
Sepracor Inc.* .................................       45,300         2,080,629
                                                                   ------------
                                                                      5,109,664
                                                                   ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--3.6%
Altera Corporation * ...........................       31,950           726,224
Analog Devices, Inc. ...........................       64,400         2,592,744
Applied Materials, Inc.* .......................       79,500         1,279,950
Freescale Semiconductor Inc. Cl. A* ............       89,750         1,394,715
Intel Corporation ..............................       87,500         1,947,750
                                                                   ------------
                                                                      7,941,383
                                                                   ------------
SOFTWARE--4.7%
Electronic Arts Inc.* ..........................        8,200           368,344
Microsoft Corporation ..........................      247,550         6,928,925
Take-Two Interactive Software, Inc.* ...........       41,700         1,374,432
VERITAS Software Corporation * .................       68,500         1,498,780
                                                                   ------------
                                                                     10,170,481
                                                                   ------------
SPECIALTY RETAIL--2.2%
Bed Bath & Beyond Inc.* ........................       62,800         2,561,612
Lowe's Companies, Inc. .........................       37,600         2,116,128
                                                                   ------------
                                                                      4,677,740
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS--.7%
Coach, Inc.* ...................................       17,900           834,677
Polo Ralph Lauren Corporation Cl. A ............       19,750           729,368
                                                                   ------------
                                                                      1,564,045
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Sprint Corporation .............................      100,300         2,101,284
                                                                   ------------

Total Common Stocks
  (Cost $130,467,325) ..........................                    140,955,547
                                                                   ------------

                                                   PRINCIPAL
CORPORATE BONDS--13.6%                               AMOUNT
                                                   ---------
AEROSPACE & DEFENSE--.8%
Boeing Capital Corp., 6.50%, 2/15/12 ...........   $  425,000           479,006
Northrop Grumman Corporation, 7.125%, 2/15/11 ..      435,000           502,211
United Technologies, 4.875%, 11/1/06 ...........      732,000           761,296
                                                                   ------------
                                                                      1,742,513
                                                                   ------------
AUTOMOTIVE--1.3%
DaimlerChrysler N. A. Holding Corp., 4.05%, 6/4/08    425,000           428,220
General Motors Acceptance Corp., 4.50%, 7/15/06       606,000           615,237
General Motors Acceptance Corp., 7.75%, 1/19/10     1,685,000         1,840,996
                                                                   ------------
                                                                      2,884,453
                                                                   ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

                                                  PRINCIPAL
CORPORATE BONDS--(CONT.)                            AMOUNT            VALUE
                                                  ---------           -----
BEVERAGES--.3%
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25 .   $  650,000      $    696,131
                                                                   ------------

CAPITAL MARKETS--1.2%
Goldman Sachs Group, Inc., 6.60%, 1/15/12 ......    1,000,000         1,125,118
J.P. Morgan Chase & Co., 3.625%, 5/1/08 ........      750,000           754,342
Morgan Stanley, 6.75%, 4/15/11 .................      750,000           852,426
                                                                   ------------
                                                                      2,731,886
                                                                   ------------
COMMERCIAL BANKS--.9%
Associates Corp. North America, 6.95%, 11/1/18 .      622,000           733,686
Bank of America Corp., 5.375%, 6/15/14 .........      800,000           841,963
US Bancorp National Association, Minneapolis,
  6.50%, 2/1/08 ................................      400,000           437,585
                                                                   ------------
                                                                      2,013,234
                                                                   ------------
COMMUNICATION SERVICES--.8%
AT&T Wireless Services Inc., 7.50%, 5/1/07 .....    1,520,000         1,676,464
                                                                   ------------

COMPUTERS & PERIPHERALS--.4%
International Business Machines Corp.,
  8.375%, 11/1/19 ..............................      595,000           793,043
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES--.7%
Block Financial Corp., 8.50%, 4/15/07 ..........      500,000           559,840
Household Finance Corp., 4.75%, 7/15/13 ........      984,000           984,269
                                                                   ------------
                                                                      1,544,109
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Verizon New York Inc., Series A, 6.875%, 4/1/12       789,000           892,461
Verizon Wireless Capital LLC Note,
  5.375%, 12/15/06 .............................    1,250,000         1,310,823
                                                                   ------------
                                                                      2,203,284
                                                                   ------------
ELECTRIC UTILITIES--.6%
AEP Texas North Company Senior Notes,
  5.50%, 3/1/13 ................................      523,000           548,803
Dominion Resources, Inc., 5.00%, 3/15/13 .......      690,000           699,188
                                                                   ------------
                                                                      1,247,991
                                                                   ------------
ENERGY EQUIPMENT & SERVICES--.5%
Baker Hughes Inc., 6.25%, 1/15/09 ..............    1,000,000         1,097,674
                                                                   ------------

FOOD CHAINS--.2%
Fred Meyer, Inc. Sr. Notes, 7.45%, 3/1/08 ......      310,000           347,025
                                                                   ------------

FOOD PRODUCTS--.7%
Kellogg Co. Senior Note, 2.875%, 6/1/08 ........      697,000           683,731
Kraft Foods Inc., 6.25%, 6/1/12 ................      840,000           925,930
                                                                   ------------
                                                                      1,609,661
                                                                   ------------
INDUSTRIAL CONGLOMERATES--.8%
General Electric Company, 5.00%, 2/1/13 ........      680,000           706,062
Tyco International Group SA, 5.80%, 8/1/06 .....      615,000           644,323
Tyco International Group SA, 6.00%, 11/15/13 ...      340,000           372,093
                                                                   ------------
                                                                      1,722,478
                                                                   ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

                                                   PRINCIPAL
CORPORATE BONDS--(CONT.)                             AMOUNT            VALUE
                                                   ---------           -----
INSURANCE--.2%
SAFECO Corporation, 7.25%, 9/1/12 ..............   $  298,000      $    344,122
                                                                   ------------

MEDIA--1.0%
Comcast Corporation, 6.50%, 1/15/15 ............      459,000           502,910
Cox Enterprises, Inc., 4.375%, 5/1/08 (a) ......      667,000           662,025
Liberty Media Corporation Floating Rate Note,
  3.02%, 9/17/06 ...............................      450,000           455,225
News America Inc., 6.625%, 1/9/08 ..............      435,000           476,402
                                                                   ------------
                                                                      2,096,562
                                                                   ------------
OIL & GAS--.4%
Conoco Funding Co., 6.35%, 10/15/2011 ..........      750,000           843,528
                                                                   ------------

TELEPHONES--.6%
Deutsche Telek International Finance B V Gtd
  Notes, 8.50%, 6/15/10 ........................    1,000,000         1,206,142
                                                                   ------------

THRIFTS & MORTGAGE FINANCE--.5%
Washington Mutual, Inc., 4.375%, 1/15/08 .......    1,050,000         1,078,216
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES--.5%
Vodafone Group PLC, 7.75%, 2/15/10 .............    1,000,000         1,177,900
                                                                   ------------

UTILITIES--.2%
Southern California Edison Co., 5.00%, 1/15/14 .      450,000           461,853
                                                                   ------------

Total Corporate Bonds
  (Cost $28,577,810) ...........................                     29,518,269
                                                                   ------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--18.3%
Federal Home Loan Mortgage Corporation,
  4.25%, 7/15/09 ...............................      800,000           823,941
Federal National Mortgage Association,
  1.875%, 9/15/05 ..............................    2,790,000         2,778,801
  2.30%, 1/20/06 ...............................      900,000           897,992
  3.125%, 7/15/06 ..............................    9,910,000         9,986,783
  6.625%, 10/15/07 .............................      910,000         1,001,207
  3.25%, 8/15/08 ...............................      940,000           938,392
  6.625%, 11/15/30 .............................      350,000           417,035
U.S. Treasury Bonds,
  7.25%, 5/15/16 ...............................    3,482,000         4,418,334
  7.50%, 11/15/16 ..............................    1,483,000         1,921,123
  6.25%, 8/15/23 ...............................    3,148,000         3,719,560
  6.875%, 8/15/25 ..............................    1,751,000         2,224,181
  6.00%, 2/15/26 ...............................    3,831,000         4,422,863
  6.125%, 11/15/27 .............................    1,020,000         1,199,377
  5.50%, 8/15/28 ...............................    1,500,000         1,634,064
U.S. Treasury Notes,
  4.375%, 5/15/07 ..............................      480,000           499,744
  3.00%, 11/15/07 ..............................    1,776,000         1,785,713
  2.625%, 3/15/09 ..............................      455,000           445,011
  3.625%, 7/15/09 ..............................      197,000           200,209
  4.75%, 5/15/14 ...............................      552,000           583,827
                                                                   ------------
Total U.S. Government & Agency Obligations
  (Cost $39,054,070) ...........................                     39,898,157
                                                                   ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004
                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--3.9%                         AMOUNT            VALUE
                                                   ---------           -----
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/04
  (Cost $8,600,000) ............................   $8,600,000      $  8,600,000
                                                                   ------------

Total Investments
  (Cost $206,699,205)(b) .......................        100.5%      218,971,973
Liabilities in Excess of Other Assets ..........         (0.5)       (1,099,465)
                                                   ----------      ------------
Net Assets .....................................        100.0%     $217,872,508
                                                   ==========      ============

----------
*     Non-income producing securities.
#     American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities are liquid and may be sold prior to their maturity only to qualified institutional buyers. These securities represent 0.2% of net assets of the Fund.
(b) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $208,727,934, amounted to $10,244,039 which consisted of aggregate gross unrealized appreciation of $15,797,948 and aggregate gross unrealized depreciation of $5,553,909.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--97.4%                                  SHARES            VALUE
                                                      ------            -----

AEROSPACE & DEFENSE--2.0%
L-3 Communications Holdings, Inc. ..............      189,380      $ 12,485,822
                                                                   ------------

AIRLINES--.6%
JetBlue Airways Corporation* ...................      179,050         3,948,052
                                                                   ------------

BIOTECHNOLOGY--5.0%
Genzyme Corporation General Division* ..........      145,250         7,621,267
ImClone Systems Incorporated* ..................      191,250         8,376,750
OSI Pharmaceuticals, Inc.* .....................      192,850        12,531,393
QLT Inc.* ......................................      152,900         2,545,785
                                                                   ------------
                                                                     31,075,195
                                                                   ------------
BUILDING & CONSTRUCTION--1.0%
Toll Brothers, Inc.* ...........................      134,650         6,241,027
                                                                   ------------

CAPITAL MARKETS--3.5%
Affiliated Managers Group, Inc.* ...............      225,922        12,615,484
Legg Mason, Inc. ...............................      149,150         9,502,346
                                                                   ------------
                                                                     22,117,830
                                                                   ------------
CHEMICALS--1.4%
Millennium Chemicals Inc.* .....................      405,500         8,710,139
                                                                   ------------

COMMERCIAL BANKS--3.9%
East West Bancorp, Inc. ........................      245,750         9,839,830
North Fork Bancorporation, Inc. ................      143,200         6,315,120
Zions Bancorporation ...........................      119,300         7,894,081
                                                                   ------------
                                                                     24,049,031
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES--2.4%
First Marblehead Corporation (The)* ............      114,150         6,118,440
Service Corporation International* .............    1,367,750         9,040,827
                                                                   ------------
                                                                     15,159,267
                                                                   ------------
COMMUNICATION EQUIPMENT--2.1%
Avaya Inc.* ....................................      574,950         8,279,280
Brocade Communications Systems, Inc.* ..........      742,000         5,038,180
                                                                   ------------
                                                                     13,317,460
                                                                   ------------
COMMUNICATION TECHNOLOGY--1.0%
Nextel Partners, Inc. Cl A.* ...................      351,200         5,914,208
                                                                   ------------

COMPUTER SERVICES--1.6%
Akamai Technologies Inc.* ......................      703,250         9,740,012
                                                                   ------------

COMPUTER TECHNOLOGY--0.6%
NAVTEQ* ........................................       88,200         3,555,342
                                                                   ------------

COMPUTERS & PERIPHERALS--5.1%
Apple Computer, Inc.* ..........................      355,450        18,671,789
PalmOne, Inc.* .................................      445,200        12,897,444
                                                                   ------------
                                                                     31,569,233
                                                                   ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

ELECTRICAL EQUIPMENT--2.1%
Rockwell Automation, Inc. ......................      314,000      $ 13,090,660
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
Symbol Technologies, Inc. ......................      675,850         9,928,237
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--2.9%
Cooper Cameron Corporation* ....................      119,050         5,756,068
National-Oilwell, Inc.* ........................      361,450        12,184,480
                                                                   ------------
                                                                     17,940,548
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
C.R. Bard, Inc. ................................      116,150         6,597,320
Cytyc Corporation* .............................      138,250         3,606,943
Kinetic Concepts, Inc.* ........................      250,100        12,462,483
                                                                   ------------
                                                                     22,666,746
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--4.8%
American Healthways, Inc.* .....................       65,000         1,961,700
AMERIGROUP Corporation* ........................      167,600        10,056,000
Covance Inc.* ..................................      268,650        10,670,778
Magellan Health Services, Inc.* ................      198,200         7,412,680
                                                                   ------------
                                                                     30,101,158
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--4.4%
Applebee's International, Inc. .................      208,150         4,760,391
Aztar Corporation* .............................      124,200         3,843,990
Cheesecake Factory Incorporated (The)* .........      131,950         5,727,950
International Speedway Corporation Cl. A .......        9,700           456,288
Kerzner International Limited* .................      124,000         6,289,280
Royal Caribbean Cruises Ltd. ...................      129,300         6,025,380
                                                                   ------------
                                                                     27,103,279
                                                                   ------------
HOUSEHOLD DURABLES--2.1%
Garmin Ltd. ....................................      259,950        12,997,500
                                                                   ------------

INSURANCE--0.3%
UICI ...........................................       58,500         1,730,430
                                                                   ------------

INFORMATION TECHNOLOGY SERVICES--0.7%
Global Payments Inc. ...........................       80,000         4,380,800
                                                                   ------------

INTERNET & CATALOG RETAIL--1.4%
Netflix Inc.* ..................................      906,700         8,586,449
                                                                   ------------

INTERNET SOFTWARE & SERVICES--1.6%
Netease.com Inc. ADR*# .........................       75,800         3,525,458
SINA Corp.* ....................................       89,500         2,998,250
VeriSign, Inc.* ................................      137,800         3,697,174
                                                                   ------------
                                                                     10,220,882
                                                                   ------------
LEISURE & ENTERTAINMENT--2.4%
Shanda Interactive Entertainment Ltd.* .........      489,200        14,866,299
                                                                   ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

MACHINERY--2.0%
Joy Global Inc. ................................      114,600      $  3,872,334
Pentair, Inc. ..................................      230,900         8,631,042
                                                                   ------------
                                                                     12,503,376
                                                                   ------------
MACHINERY--OIL WELL EQUIPMENT &
  SERVICES--1.9%
Patterson-UTI Energy, Inc. .....................      619,700        11,916,831
                                                                   ------------

MEDIA--2.3%
DreamWorks Animation SKG, Inc.* ................       14,300           558,415
Univision Communications Inc. Cl. A* ...........       39,400         1,219,824
XM Satellite Radio Holdings Inc. Cl. A* ........      380,700        12,304,224
                                                                   ------------
                                                                     14,082,463
                                                                   ------------
METALS & MINING--1.4%
Peabody Energy Corporation .....................      139,800         8,916,444
                                                                   ------------

MULTILINE RETAIL--1.0%
Dollar Tree Stores, Inc.* ......................      218,450         6,313,205
                                                                   ------------

OIL & GAS--3.0%
EOG Resources, Inc. ............................      153,400        10,210,304
Frontline Limited ..............................       58,000         2,904,640
KFx Inc.* ......................................        4,200            39,228
Teekay Shipping Corporation ....................      116,900         5,400,780
                                                                   ------------
                                                                     18,554,952
                                                                   ------------
PHARMACEUTICALS--6.7%
Elan Corporation PLC Sponsored ADR*# ...........      468,650        12,091,170
Eyetech Pharmaceuticals Inc.* ..................      152,650         6,478,466
IVAX Corporation* ..............................      677,825        12,268,633
Sepracor Inc.* .................................      237,800        10,922,154
                                                                   ------------
                                                                     41,760,423
                                                                   ------------
RETAIL--1.5%
Estee Lauder Companies Inc., Cl. A .............      213,200         9,156,940
                                                                   ------------

ROAD & RAIL--1.0%
Yellow Roadway Corporation* ....................      130,750         6,274,692
                                                                   ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--6.7%
Altera Corporation * ...........................      214,850         4,883,541
ATI Technologies Inc.* .........................      276,300         4,987,215
Freescale Semiconductor Inc. Cl. A* ............      316,900         4,924,626
KLA-Tencor Corporation* ........................      105,550         4,805,692
Marvell Technology Group Ltd.* .................      115,000         3,285,550
Rambus Inc.* ...................................      184,200         3,164,556
Semiconductor Manufacturing International
  Corporation ADR*# ............................    1,028,500        11,097,515
Skyworks Solutions, Inc.* ......................      555,650         4,939,729
                                                                   ------------
                                                                     42,088,424
                                                                   ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----
SOFTWARE--4.3%
Citrix Systems, Inc.* ..........................      405,900      $  9,794,367
Fair Isaac Corporation .........................       51,800         1,564,360
Intuit Inc.* ...................................      135,450         6,144,012
PalmSource, Inc.* ..............................      428,818         9,614,100
                                                                   ------------
                                                                     27,116,839
                                                                   ------------
SOFTWARE--2.2%
Cognos, Inc.* ..................................      127,500         5,037,525
Take-Two Interactive Software, Inc.* ...........      265,000         8,734,400
                                                                   ------------
                                                                     13,771,925
                                                                   ------------
SPECIALTY RETAIL--1.8%
Chico's FAS, Inc.* .............................      161,000         6,444,830
Tractor Supply Company* ........................      138,100         5,010,268
                                                                   ------------
                                                                     11,455,098
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS--2.3%
Coach, Inc.* ...................................      125,200         5,838,076
Polo Ralph Lauren Corporation Cl. A ............      118,000         4,357,740
Quiksilver, Inc.* ..............................      158,300         4,313,675
                                                                   ------------
                                                                     14,509,491
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
SpectraSite, Inc.* .............................      142,700         7,320,510
                                                                   ------------

Total Common Stocks
  (Cost $565,423,583)                                               607,237,219
                                                                   ------------

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--3.9%                         AMOUNT
                                                   ---------
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/04
  (Cost $24,500,000) ...........................  $24,500,000        24,500,000
                                                                   ------------

Total Investments
  (Cost $589,923,583)(a) .......................        101.3%      631,737,219
Liabilities in Excess of Other Assets ..........         (1.3)       (8,002,330)
                                                  -----------      ------------
Net Assets .....................................        100.0%     $623,734,889
                                                  ===========      ============

----------
*     Non-income producing security.
#     American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $592,696,139, amounted to $39,041,080, which consisted of aggregate gross unrealized appreciation of $58,523,685, and aggregate gross unrealized depreciation of $19,482,605.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--94.5%                                  SHARES            VALUE
                                                      ------            -----

AEROSPACE & DEFENSE--3.3%
Lockheed Martin Corporation ....................      125,100      $  6,891,759
United Technologies Corporation ................       66,100         6,135,402
                                                                   ------------
                                                                     13,027,161
                                                                   ------------

BIOTECHNOLOGY--7.6%
Biogen Idec Inc.* ..............................      147,900         8,601,864
Genentech, Inc.* ...............................       89,700         4,084,041
Genzyme Corporation General Division* ..........       82,100         4,307,787
Gilead Sciences, Inc.* .........................      248,800         8,615,944
ImClone Systems Incorporated* ..................       19,300           845,340
OSI Pharmaceuticals, Inc.* .....................       49,250         3,200,265
                                                                   ------------
                                                                     29,655,241
                                                                   ------------
BUSINESS SERVICES--.8%
MicroStrategy Incorporated* ....................       49,800         2,987,004
                                                                   ------------

CAPITAL MARKETS--.8%
Bank of New York Company, Inc. (The) ...........       30,400           986,784
Merrill Lynch & Co., Inc. ......................       37,600         2,028,144
                                                                   ------------
                                                                      3,014,928
                                                                   ------------
CHEMICALS--1.5%
Lubrizol Corporation ...........................      171,600         5,959,667
                                                                   ------------

COMMERCIAL BANKS--.5%
Wells Fargo & Company ..........................       33,800         2,018,535
                                                                   ------------

COMMERCIAL SERVICES & SUPPLIES--1.4%
First Marblehead Corporation (The)* ............      105,000         5,628,000
                                                                   ------------

COMMUNICATION EQUIPMENT--5.9%
Motorola, Inc. .................................      156,500         2,701,190
Nokia Oyj ADR# .................................      446,700         6,888,114
QUALCOMM Inc. ..................................      126,850         5,303,599
Research In Motion Limited* ....................       93,300         8,229,060
                                                                   ------------
                                                                     23,121,963
                                                                   ------------
COMPUTER SOFTWARE--1.0%
Check Point Software Technologies Ltd.* ........      181,000         4,094,401
                                                                   ------------

COMPUTER TECHNOLOGY--1.4%
NAVTEQ* ........................................      133,700         5,389,447
                                                                   ------------

COMPUTERS & PERIPHERALS--4.3%
Apple Computer, Inc.* ..........................      142,700         7,496,031
PalmOne, Inc.* .................................      321,600         9,316,752
                                                                   ------------
                                                                     16,812,783
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES--.8%
Lehman Brothers Holdings Inc. ..................       36,700         3,014,905
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--2.2%
National-Oilwell, Inc.* ........................      256,100         8,633,130
                                                                   ------------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

ENERGY EQUIPMENT & SERVICES--1.6%
Peabody Energy Corporation .....................       95,100      $  6,065,478
                                                                   ------------

FOOD & STAPLES RETAILING--1.6%
CVS Corporation ................................      147,100         6,392,966
                                                                   ------------

FREIGHT & LOGISTICS--1.1%
FedEx Corp. ....................................       46,400         4,227,968
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Fisher Scientific International Inc.* ..........      100,750         5,779,020
Guidant Corporation ............................       60,900         4,057,158
Kinetic Concepts, Inc.* ........................       95,400         4,753,782
                                                                   ------------
                                                                     14,589,960
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--3.3%
AMERIGROUP Corporation* ........................       89,350         5,361,000
Caremark Rx, Inc.* .............................      141,800         4,249,746
Quest Diagnostics Incorporated .................       36,500         3,195,210
                                                                   ------------
                                                                     12,805,956
                                                                   ------------

HOTELS, RESTAURANTS & LEISURE--.7%
Royal Caribbean Cruises Ltd. ...................       60,200         2,805,320
                                                                   ------------

HOUSEHOLD DURABLES--.4%
Garmin Ltd. ....................................       30,300         1,515,000
                                                                   ------------

INDUSTRIAL CONGLOMERATES--2.8%
General Electric Company .......................      150,700         5,141,884
Tyco International Ltd. ........................      193,100         6,015,065
                                                                   ------------
                                                                     11,156,949
                                                                   ------------
INTERNET & CATALOG RETAIL--4.0%
eBay Inc.* .....................................      129,210        12,612,188
IAC/InterActiveCorp.* ..........................      143,800         3,108,956
Shopping.com Ltd.* .............................        5,000           134,850
                                                                   ------------
                                                                     15,855,994
                                                                   ------------
INTERNET SOFTWARE & SERVICES--4.0%
Netease.com Inc. ADR#* .........................       42,500         1,976,675
Yahoo! Inc. * ..................................      373,500        13,516,965
                                                                   ------------
                                                                     15,493,640
                                                                   ------------

INFORMATION TECHNOLOGY  SERVICES--1.3%
Accenture Ltd. Cl. A* ..........................       80,500         1,948,905
Cognizant Technology Solutions Corporation Cl. A*      89,000         3,026,000
                                                                   ------------
                                                                      4,974,905
                                                                   ------------
LEISURE & ENTERTAINMENT--.8%
Shanda Interactive Entertainment Ltd.* .........      100,500         3,054,095
                                                                   ------------

MACHINERY - OIL WELL EQUIPMENT & SERVICES--1.0%
Patterson-UTI Energy, Inc. .....................      206,550         3,971,957
                                                                   ------------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

MEDIA--4.9%
DreamWorks Animation SKG, Inc.* ................        8,900      $    347,545
Sirius Satellite Radio Inc.* ...................      924,000         3,603,600
Time Warner Inc.* ..............................      594,800         9,897,472
Viacom Inc. Cl. B ..............................      142,700         5,207,123
                                                                   ------------
                                                                     19,055,740
                                                                   ------------
MEDICAL DEVICES--1.0%
Advanced Medical Optics, Inc.* .................      102,350         4,001,885
                                                                   ------------
MULTILINE RETAIL--.8%
Kohl's Corporation* ............................       61,200         3,106,512
                                                                   ------------

OFFICE EQUIPMENT--1.1%
Zebra Technologies Corporation* ................       82,450         4,369,026
                                                                   ------------

OIL & GAS--3.8%
BP PLC Sponsored ADR# ..........................       75,200         4,380,400
EOG Resources, Inc. ............................       66,800         4,446,208
Talisman Energy Inc. ...........................      124,700         3,350,689
Teekay Shipping Corporation ....................       61,200         2,827,440
                                                                   ------------
                                                                     15,004,737
                                                                   ------------
PHARMACEUTICALS--6.9%
Allergan, Inc. .................................       68,900         4,930,484
IVAX Corporation* ..............................      301,500         5,457,150
Novartis AG ADR# ...............................       20,700           993,807
Pfizer Inc. ....................................      127,410         3,688,520
Schering-Plough Corporation ....................      212,500         3,848,375
Sepracor Inc.* .................................       43,700         2,007,141
Teva Pharmaceutical Industries Ltd. ADR# .......      110,900         2,883,400
Wyeth ..........................................       78,800         3,124,420
                                                                   ------------
                                                                     26,933,297
                                                                   ------------
ROAD & RAIL--1.2%
Burlington Northern Santa Fe Corporation .......      116,300         4,862,503
                                                                   ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.3%
Broadcom Corporation Cl. A * ...................      184,500         4,990,725
Intel Corporation ..............................       97,100         2,161,446
Novellus Systems, Inc. * .......................       37,450           970,330
Skyworks Solutions, Inc.* ......................      541,200         4,811,268
                                                                   ------------
                                                                     12,933,769
                                                                   ------------

SPECIALTY RETAIL--3.3%
Bed Bath & Beyond Inc.* ........................      125,200         5,106,908
Lowe's Companies,  Inc. ........................       72,150         4,060,602
Tractor Supply Company* ........................       98,900         3,588,092
                                                                   ------------
                                                                     12,755,602
                                                                   ------------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

SOFTWARE--8.1%
Cognos, Inc.* ..................................       84,900      $  3,354,399
Fair Isaac Corporation .........................      229,600         6,933,920
Mercury Interactive Corporation* ...............      104,900         4,555,807
Microsoft Corporation ..........................      560,500        15,688,395
Red Hat, Inc.* .................................       86,450         1,110,018
                                                                   ------------
                                                                     31,642,539
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS--1.4%
Coach, Inc.* ...................................       80,200         3,739,726
Polo Ralph Lauren Corporation Cl. A ............       51,100         1,887,123
                                                                   ------------
                                                                      5,626,849
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--.9%
SpectraSite, Inc.* .............................       71,900         3,688,470
                                                                   ------------

Total Common Stocks (Cost $333,429,881)                             370,248,282
                                                                   ------------

SHORT-TERM INVESTMENTS--5.8%

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/2004
  (Cost $ 22,700,000) ..........................  $22,700,000        22,700,000
                                                                   ------------

Total Investments (Cost $356,129,881) ..........        100.3%      392,948,282
Liabilities in Excess of Other Assets ..........         (0.3)       (1,366,874)
                                                  -----------      ------------
Net Assets .....................................        100.0%     $391,581,408
                                                  ===========      ============

----------
*     Non-income producing securities.
#     American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $356,608,832, amounted to $36,339,450 which consisted of aggregate gross unrealized appreciation of $43,262,408 and aggregate gross unrealized depreciation of $6,922,958.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--93.1%                                  SHARES            VALUE
                                                      ------            -----
BIOTECHNOLOGY--23.2%
Biogen Idec Inc.* ..............................       10,500      $    610,680
Celegene Corporation* ..........................       12,000           355,440
Curis, Inc.* ...................................       47,000           175,310
CV Therapeutics, Inc.* .........................       10,000           167,300
Encysive Pharmaceuticals Inc.* .................       30,000           261,900
Gen-Probe Incorporated* ........................        8,000           280,320
Genentech, Inc.* ...............................        9,000           409,770
Genzyme Corporation General Division* ..........        8,000           419,760
Gilead Sciences, Inc. * ........................       25,000           865,750
Human Genome Sciences, Inc.* ...................       15,000           154,350
ImClone Systems Incorporated* ..................        8,000           350,400
Incyte Corporation* ............................       24,500           254,800
Keryx Biopharmaceuticals, Inc. * ...............       16,000           186,080
Ligand Pharmaceuticals Incorporated Cl. B* .....       17,500           156,012
OSI Pharmaceuticals, Inc.* .....................        3,300           214,434
QLT Inc.* ......................................       14,500           241,425
Rigel Pharmaceuticals, Inc.* ...................       10,500           252,000
Serologicals Corporation* ......................       13,500           319,275
Theravance, Inc.* ..............................       14,700           249,459
Vicuron Pharmaceuticals Inc.* ..................       20,000           280,400
                                                                   ------------
                                                                      6,204,865
                                                                   ------------
CHEMICALS--.5%
Monsanto Company ...............................        3,000           128,250
                                                                   ------------

FOOD & STAPLES RETAILING--1.2%
NeighborCare, Inc.* ............................       13,000           333,190
                                                                   ------------

HEALTHCARE--.4%
HEALTHSOUTH Corporation* .......................       20,000           109,400
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--11.6%
Animas Corporation* ............................       20,000           285,400
Beckman Coulter, Inc. ..........................        3,000           178,500
Biomet, Inc. ...................................        6,000           280,080
C.R. Bard, Inc. ................................        5,000           284,000
Fisher Scientific International Inc.* ..........        6,500           372,840
Guidant Corporation ............................        9,000           599,580
Hologic, Inc.* .................................       10,000           200,800
Illumina, Inc.* ................................       38,000           245,100
INAMED Corporation* ............................        5,825           309,599
Ventana Medical Systems, Inc.* .................        6,500           351,780
                                                                   ------------
                                                                      3,107,679
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--16.4%
Accredo Health, Incorporated* ..................        7,000           161,210
American Healthways, Inc.* .....................        6,000           181,080
AMERIGROUP Corporation* ........................        6,000           360,000
Caremark Rx, Inc.* .............................       13,000           389,610
Centene Corporation* ...........................        9,000           426,870
Covance Inc.* ..................................        7,000           278,040
HealthStream, Inc.* ............................       30,300            61,812
Magellan Health Services, Inc.* ................        5,000           187,000

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
Psychiatric Solutions, Inc.* ...................       14,500      $    369,025
Sierra Health Services, Inc.* ..................       12,000           572,640
Sunrise Senior Living Inc.* ....................        7,000           266,770
UnitedHealth Group Incorporated ................        3,500           253,400
VCA Antech, Inc.* ..............................       11,000           246,620
Ventiv Health, Inc.* ...........................       20,000           346,000
WellCare Health Plans Inc.* ....................       12,500           286,250
                                                                   ------------
                                                                      4,386,327
                                                                   ------------

INSURANCE--.7%
American Medical Security Group, Inc.* .........        6,000           190,500
                                                                   ------------

MEDICAL DEVICES--1.5%
Advanced Medical Optics, Inc.* .................       10,000           391,000
                                                                   ------------

MEDICAL PRODUCTS--1.0%
Par Pharmaceutical Cos Inc.* ...................        7,000           276,150
                                                                   ------------

PHARMACEUTICALS--35.6%
Abbott Laboratories ............................       12,000           511,560
Allergan, Inc. .................................        5,100           364,956
AtheroGenics, Inc.* ............................        6,500           194,610
BioCryst Pharmaceuticals, Inc.* ................       45,000           237,375
Bone Care International , Inc. * ...............       12,500           287,062
Cortex Pharmaceuticals, Inc.* ..................       45,000           104,400
Discovery Laboratories, Inc.* ..................       40,000           272,400
Elan Corporation PLC Sponsored ADR*# ...........       30,000           774,000
Eli Lilly and Company ..........................       11,000           604,010
Eyetech Pharmaceuticals Inc.* ..................        5,500           233,420
GlaxoSmithKline PLC Sponsored ADR# .............       12,000           508,800
Impax Laboratories, Inc.* ......................       17,500           258,300
IVAX Corporation* ..............................       33,250           601,825
Medicis Pharmaceutical Corporation Cl. A .......        3,500           142,345
Novartis AG ADR# ...............................       16,000           768,160
Novo Nordisk A/S Cl. B ADR# ....................        9,000           449,550
Pfizer Inc. ....................................       14,510           420,065
Pharmion Corp.* ................................        6,000           275,700
Sanofi-Aventis ADR# ............................       18,240           665,760
Schering AG ADR* ...............................        6,000           385,080
Schering-Plough Corporation ....................       25,000           452,750
Sepracor Inc.* .................................       13,500           620,055
Wyeth ..........................................       10,000           396,500
                                                                   ------------
                                                                      9,528,683
                                                                   ------------
SOFTWARE--1.0%
Cerner Corporation* ............................        6,000           270,900
                                                                   ------------

Total Common Stocks
  (Cost $23,854,240) ...........................                     24,926,944
                                                                   ------------

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--4.8%                         AMOUNT            VALUE
                                                   ---------           -----
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 1.65%, 11/1/04
  (Cost $1,300,000) ............................   $1,300,000      $  1,300,000
                                                                   ------------

Total Investments
  (Cost $ 25,154,240)(a) .......................         97.9%       26,226,944
Other Assets in Excess of Liabilities ..........          2.1           557,395
                                                   ----------      ------------
Net Assets .....................................       100.00%     $ 26,784,339
                                                   ==========      ============

----------
*     Non-income producing security.
#     American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $25,257,994, amounted to $968,950 which consisted of aggregate gross unrealized appreciation of $2,141,790 and aggregate gross unrealized depreciation of $1,172,840.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

COMMON STOCKS--98.5%                                  SHARES            VALUE
                                                      ------            -----

AEROSPACE & DEFENSE--3.0%
Alliant Techsystems Inc.* ......................        2,800      $    160,972
BE Aerospace, Inc.* ............................       17,600           151,008
SI International Inc.* .........................        4,700           121,871
                                                                   ------------
                                                                        433,851
                                                                   ------------
AIR FREIGHT & LOGISTICS--1.2%
J.B. Hunt Transport Services, Inc.* ............        4,100           167,526
                                                                   ------------

AIRLINES--1.2%
AirTrans Holdings, Inc.* .......................       14,400           167,328
                                                                   ------------

BIOTECHNOLOGY--2.7%
Encysive Pharmaceuticals Inc.* .................       14,600           127,458
Serologicals Corporation* ......................        6,400           151,360
Theravance, Inc.* ..............................        6,600           112,002
                                                                   ------------
                                                                        390,820
                                                                   ------------
BUSINESS SERVICES--1.0%
MicroStrategy Incorporated* ....................        2,300           137,954
                                                                   ------------

CAPITAL MARKETS--3.2%
Affiliated Managers Group, Inc.* ...............        3,412           190,526
National Financial Partners Corporation ........        4,500           138,330
Piper Jaffray Companies, Inc.* .................        2,800           122,444
                                                                   ------------
                                                                        451,300
                                                                   ------------
CHEMICALS--1.2%
Lubrizol Corporation ...........................        5,000           173,650
                                                                   ------------

COMMERCIAL BANKS--3.1%
Boston Private Financial Holdings, Inc. ........        2,000            49,080
Compass Bancshares, Inc. .......................        3,750           179,137
East West Bancorp, Inc. ........................        5,400           216,216
                                                                   ------------
                                                                        444,433
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES--4.0%
CoStar Group Inc.* .............................        3,900           157,443
Education Management Corporation* ..............        4,950           132,759
First Marblehead Corporation (The)* ............        3,100           166,160
Gevity HR, Inc. ................................        7,250           129,122
                                                                   ------------
                                                                        585,484
                                                                   ------------
COMMUNICATION EQUIPMENT--1.1%
F5 Networks, Inc.* .............................        2,100            83,895
NETGEAR, Inc.* .................................        5,500            74,965
                                                                   ------------
                                                                        158,860
                                                                   ------------
COMPUTER SERVICES--1.2%
Open Solutions Inc.* ...........................        6,100           171,807
                                                                   ------------
COMPUTER TECHNOLOGY--1.5%
Cogent Inc.* ...................................        3,700            70,796
NAVTEQ* ........................................        3,700           149,147
                                                                   ------------
                                                                        219,943
                                                                   ------------
COMPUTERS & PERIPHERALS--1.1%
Silicon Image, Inc.* ...........................       12,100           165,770
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

ELECTRIC AND ELECTRONIC EQUIPMENT--1.1%
Roper Industries, Inc. .........................        2,650      $    163,399
                                                                   ------------

ELECTRICAL EQUIPMENT--1.4%
AMETEK, Inc. ...................................        6,350           209,042
                                                                   ------------

ENERGY--.9%
Arch Coal, Inc. ................................        4,000           130,080
                                                                   ------------

ENERGY EQUIPMENT & SERVICES--1.9%
Cooper Cameron Corporation* ....................        3,500           169,225
National-Oilwell, Inc.* ........................        3,000           101,130
                                                                   ------------
                                                                        270,355
                                                                   ------------
FINANCIAL SERVICES--.8%
Calamos Asset Management, Inc.* ................        6,200           120,900
                                                                   ------------

FOOD & STAPLES RETAILING--1.9%
NeighborCare, Inc.* ............................        6,000           153,780
Whole Foods Market, Inc. .......................        1,400           114,002
                                                                   ------------
                                                                        267,782
                                                                   ------------
HEALTH CARE--1.0%
Chemed Corporation .............................        2,500           151,125
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--5.3%
Animas Corporation* ............................        6,300            89,901
Cooper Companies, Inc. .........................        2,300           161,805
INAMED Corporation* ............................        3,100           164,765
Intuitive Surgical, Inc.* ......................        5,900           172,162
Kinetic Concepts, Inc.* ........................        3,650           181,879
                                                                   ------------
                                                                        770,512
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--6.5%
Accredo Health, Incorporated* ..................        4,450           102,483
Centene Corporation* ...........................        4,400           208,692
Psychiatric Solutions, Inc.* ...................        6,750           171,788
Sunrise Senior Living Inc. .....................        4,000           152,440
VCA Antech, Inc.* ..............................        6,600           147,972
Wellcare Group Inc.* ...........................        6,650           152,285
                                                                   ------------
                                                                        935,660
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--4.3%
Applebee's International, Inc. .................        7,450           170,381
Aztar Corporation* .............................        3,500           108,325
Red Robin Gourmet Burgers Inc.* ................        3,350           139,729
Station Casinos, Inc. ..........................        3,100           157,945
Texas Roadhouse, Inc. Cl. A* ...................        2,100            48,342
                                                                   ------------
                                                                        624,722
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

INFORMATION TECHNOLOGY SERVICES--4.2%
Alliance Data Systems Corporation* .............        4,850      $    205,058
Global Payments Inc. ...........................        3,700           202,612
Kanbay International Inc.* .....................        8,600           205,454
                                                                   ------------
                                                                        613,124
                                                                   ------------
INTERNET & CATALOG RETAIL--2.3%
Elong Inc.* ....................................          400             5,440
J. Jill Group Inc.* ............................        8,500           149,430
Priceline.com Incorporated* ....................        8,700           173,478
                                                                   ------------
                                                                        328,348
                                                                   ------------
INTERNET SOFTWARE & SERVICES--3.1%
aQuantive, Inc.* ...............................       11,500           102,925
Chordiant Software Inc.* .......................       31,400            77,244
IVillage Inc.* .................................       11,800            60,475
SonicWALL, Inc.* ...............................       20,100           100,500
ValueClick, Inc.* ..............................       11,850           110,087
                                                                   ------------
                                                                        451,231
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS--1.1%
LIFETIME FITNESS, Inc.* ........................        7,000           163,100
                                                                   ------------

MACHINERY--1.8%
Actuant Corporation Cl. A* .....................        3,300           130,911
Terex Corporation* .............................        3,550           134,900
                                                                   ------------
                                                                        265,811
                                                                   ------------
MACHINERY-OIL WELL EQUIPMENT & SERVICES--1.0%
Patterson-UTI Energy, Inc. .....................        7,600           146,148
                                                                   ------------

MEDIA--2.5%
DreamWorks Animation SKG, Inc.* ................          400            15,620
Media General, Inc. Cl. A ......................        1,700            99,110
Sirius Satellite Radio Inc.* ...................       37,600           146,640
Westwood One, Inc.* ............................        4,600           106,168
                                                                   ------------
                                                                        367,538
                                                                   ------------
MEDICAL DEVICES--2.1%
Advanced Medical Optics, Inc.* .................        4,800           187,680
IntraLase  Corp.* ..............................        6,400           123,072
                                                                   ------------
                                                                        310,752
                                                                   ------------
OIL & GAS--1.8%
EOG Resources, Inc. ............................        2,750           183,040
General Maritime Corporation* ..................        2,000            76,000
                                                                   ------------
                                                                        259,040
                                                                   ------------
PAPER & FOREST PRODUCTS--1.4%
Louisiana-Pacific Corporation* .................        8,250           202,208
                                                                   ------------

PHARMACEUTICALS--5.4%
Bone Care International , Inc. * ...............        6,000           137,790
Discovery Laboratories, Inc.* ..................       20,800           141,648
Eyetech Pharmaceuticals, Inc.* .................        1,350            57,294
Impax Laboratories, Inc.* ......................        9,100           134,316

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

COMMON STOCKS--(CONT.)                                SHARES            VALUE
                                                      ------            -----

PHARMACEUTICALS--(CONTINUED)
IVAX Corporation* ..............................       11,250      $    203,625
Sepracor Inc.* .................................        2,200           101,046
                                                                   ------------
                                                                        775,719
                                                                   ------------
SEMICONDUCTOR CAPITAL EQUIPMENT--.7%
SiRF Technology Holdings, Inc.* ................        8,500           100,640
                                                                   ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.9%
Axcelis Technologies, Inc.* ....................       10,900            93,740
Brooks Automation, Inc.* .......................        6,500            96,720
International Rectifier Corporation* ...........        2,800           111,300
Intersil Corporation Cl. A .....................        4,900            79,968
Semtech Corporation* ...........................        8,700           181,656
                                                                   ------------
                                                                        563,384
                                                                   ------------
SOFTWARE--6.2%
Cognos, Inc.* ..................................        4,250           167,917
Fair Isaac Corporation .........................        4,800           144,960
Hyperion Solutions Corporation* ................        4,400           176,572
Micromuse Inc.* ................................       26,500           113,685
Quest Software, Inc.* ..........................        8,900           130,563
Take-Two Interactive Software, Inc.* ...........        4,850           159,856
                                                                   ------------
                                                                        893,553
                                                                   ------------
SPECIALTY RETAIL--5.8%
Abercrombie & Fitch Co. Cl. A ..................        2,900           113,622
AnnTaylor Stores Corporation* ..................        7,050           158,343
Pacific Sunwear of California, Inc.* ...........        7,900           185,176
PETsMART, Inc. .................................        5,550           177,489
Williams-Sonoma, Inc.* .........................        5,300           202,301
                                                                   ------------
                                                                        836,931
                                                                   ------------
THRIFTS & MORTGAGE FINANCE--1.0%
Doral Financial Corp. ..........................        3,450           144,831
                                                                   ------------

TRADING COMPANIES & DISTRIBUTORS--1.4%
MSC Industrial Direct Co., Cl. A ...............        5,850           199,719
                                                                   ------------

TRANSPORTATION SERVICES--.8%
Sirva Inc.* ....................................        4,800           115,200
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES--1.4%
American Tower Corporation Cl. A* ..............       11,400           195,966
                                                                   ------------

Total Common Stocks
  (Cost $12,400,687) ...........................                     14,245,546
                                                                   ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--3.2%                         AMOUNT            VALUE
                                                   ---------           -----
REPURCHASE AGREEMENT
Securities Held Under Repurchase Agreements,
  1.50%, 11/1/04. with State Street Bank and Trust
  Company, dtd 10/31/04, repurchase price $465,058;
  collateralized by U.S.Treasury Bonds (par value
  $325,000 due 2/15/19) (Cost $465,000) ........    $ 465,000      $    465,000
                                                                   ------------

Total Investments
  (Cost $12,865,687)(a) ........................        101.7%       14,710,546
Liabilities In Excess of Other Assets ..........         (1.7)         (247,296)
                                                    ---------      ------------
Net Assets .....................................        100.0%     $ 14,463,250
                                                    =========      ============

----------
*     Non-income producing security.
#     American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,865,687, amounted to $1,844,859 which consisted of aggregate gross unrealized appreciation of $2,396,266 and aggregate gross unrealized depreciation of $551,407.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
                                                   ---------          -----
U.S.  AGENCY OBLIGATIONS--99.8%
Federal National Mortgage Association,
  1.58%, 11/18/04 ..............................  $10,000,000      $  9,992,538
  1.76%, 11/18/04 ..............................    5,000,000         4,995,844
  1.66%, 11/24/04 ..............................   15,000,000        14,984,092
  1.82%, 12/01/04 ..............................    5,000,000         4,992,417
Federal Home Loan Banks,
  1.65%, 11/01/04 ..............................   15,100,000        15,100,000
  1.69%, 11/10/04 ..............................   15,200,000        15,193,578
  1.73%, 11/23/04 ..............................   10,000,000         9,989,428
  1.74%, 12/03/04 ..............................    5,100,000         5,092,112
                                                                   ------------
Total U.S. Agency Obligations
  (Cost $80,340,009) ...........................                     80,340,009
                                                                   ------------

REPURCHASE AGREEMENTS--.4%
Securities Held Under Repurchase Agreements, 1.50%,
  11/1/04 with State Street Bank and Trust Company
  dtd 10/29/04, repurchase price $350,044,
  collateralized by Federal Home Loan Mortgage
  Corp. (par value $360,000, 2.55%, due 10/12/06),
  (Cost $350,000) ..............................      350,000           350,000
                                                                   ------------

Total Investments
  (Cost $80,690,009)(a) ........................        100.2%       80,690,009
Liabilities in Excess of Other Assets ..........         (0.2)         (162,391)
                                                   ----------      ------------
Net Assets .....................................        100.0%     $ 80,527,618
                                                   ==========      ============

----------
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

                      [This page intentionally left blank]

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                                             Income from
                                                                        Investment Operations
                                                                   ------------------------------
                                                                                          Net
                                                                                       Realized
                                                                                         and
                                                 Net Asset             Net            Unrealized           Total
                                                  Value,           Investment            Gain              from
                                                Beginning            Income           (Loss) on         Investment
                                                  of Year          (Loss) (ii)        Investments       Operations
                                                ----------         -----------        -----------       ----------
ALGER LARGECAP GROWTH FUND (I)

CLASS A
Year ended 10/31/04 .......................        $ 8.87             $(0.07)             $0.25             $0.18
Year ended 10/31/03 .......................          7.16              (0.05)              1.76              1.71
Year ended 10/31/02 .......................          9.47              (0.04)             (2.27)            (2.31)
Year ended 10/31/01 .......................         14.09              (0.04)             (3.64)            (3.68)
Year ended 10/31/00 .......................         15.47              (0.05)              1.33              1.28

CLASS B
Year ended 10/31/04 .......................        $ 8.33             $(0.13)             $0.24             $0.11
Year ended 10/31/03 .......................          6.76              (0.10)              1.67              1.57
Year ended 10/31/02 .......................          9.02              (0.10)             (2.16)            (2.26)
Year ended 10/31/01 .......................         13.58              (0.12)             (3.50)            (3.62)
Year ended 10/31/00 .......................         15.09              (0.16)              1.31              1.15

CLASS C
Year ended 10/31/04 .......................        $ 8.33             $(0.13)            $ 0.23             $0.10
Year ended 10/31/03 .......................          6.76              (0.10)              1.67              1.57
Year ended 10/31/02 .......................          9.02              (0.10)             (2.16)            (2.26)
Year ended 10/31/01 .......................         13.57              (0.12)             (3.49)            (3.61)
Year ended 10/31/00 .......................         15.08              (0.16)              1.31              1.15

ALGER SMALLCAP GROWTH FUND (IV)

CLASS A
Year ended 10/31/04 .......................        $ 3.95             $(0.06)             $0.29             $0.23
Year ended 10/31/03 .......................          2.85              (0.05)              1.15              1.10
Year ended 10/31/02 .......................          3.54              (0.05)             (0.64)            (0.69)
Year ended 10/31/01 .......................          8.81              (0.04)             (3.41)            (3.45)
Year ended 10/31/00 .......................         10.35              (0.08)              0.35              0.27

----------
(i) Prior to September 29, 2000, the Alger LargeCap Growth Fund was the Alger Growth Portfolio.
(ii)  Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of any sales charges.
(iv) Prior to February 28, 2004, the Alger SmallCap Growth Fund was the Alger Small Capitalization Portfolio.

                       See Notes to Financial Statements.

                                                                     Ratios/Supplemental Data
                                                     -----------------------------------------------------------
                                                                                        Ratio of
                                                       Net             Ratio of            Net
                      Net                             Assets,          Expenses        Investment
Distributions         Asset                           End of              to             Income
    from             Value,                            Year             Average        (Loss) to       Portfolio
Net Realized         End of            Total          (000's             Net            Average        Turnover
    Gains             Year         Return (iii)      omitted)           Assets         Net Assets        Rate
-------------        ------        ------------      --------          --------        ----------      ---------



    $   --             $ 9.05           2.0%         $166,720             1.34%           (0.72)%         191.13%
        --               8.87          23.9           168,720             1.44            (0.62)          215.81
        --               7.16         (24.4)          130,464             1.36            (0.47)          213.97
     (0.94)              9.47         (27.4)          230,637             1.26            (0.35)           91.40
     (2.66)             14.09           8.0           324,130             1.20            (0.32)           96.13


    $   --             $ 8.44           1.3%         $279,963             2.09%           (1.46)%         191.13%
        --               8.33          23.2           350,972             2.20            (1.37)          215.81
        --               6.76         (25.1)          323,809             2.11            (1.21)          213.97
     (0.94)              9.02         (28.1)          581,770             2.01            (1.09)           91.40
     (2.66)             13.58           7.2           902,091             1.96            (1.07)           96.13


    $   --             $ 8.43           1.2%         $ 42,196             2.09%           (1.47)%         191.13%
        --               8.33          23.2            41,906             2.19            (1.37)          215.81
        --               6.76         (25.1)           34,813             2.11            (1.22)          213.97
     (0.94)              9.02         (28.0)           48,918             2.01            (1.10)           91.40
     (2.66)             13.57           7.2            65,893             1.95            (1.08)           96.13




    $   --             $ 4.18           5.8%          $82,891             1.69%           (1.47)%         128.79%
        --               3.95          38.6            73,616             1.79            (1.55)          139.28
        --               2.85         (19.5)           46,143             1.75            (1.52)          132.35
     (1.82)              3.54         (46.6)           64,164             1.54            (0.95)          195.72
     (1.81)              8.81           0.4           111,665             1.41            (0.81)          207.19

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                       Income from
                                                   Investment Operations
                                                 --------------------------
                                                                    Net
                                                                 Realized
                                                                   and
                                    Net Asset        Net        Unrealized       Total       Dividends   Distributions
                                     Value,      Investment        Gain          from        from Net        from
                                   Beginning       Income       (Loss) on     Investment    Investment   Net Realized
                                     of Year     (Loss) (i)     Investments   Operations      Income         Gains
                                   ----------    ----------     -----------   ----------    ----------   -------------
ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/04 ............      $ 3.70       $(0.09)         $0.27         $0.18       $   --         $   --
Year ended 10/31/03 ............        2.68        (0.07)          1.09          1.02           --             --
Year ended 10/31/02 ............        3.36        (0.07)         (0.61)        (0.68)          --             --
Year ended 10/31/01 ............        8.52        (0.08)         (3.26)        (3.34)          --          (1.82)
Year ended 10/31/00 ............       10.13        (0.16)          0.36          0.20           --          (1.81)

CLASS C
Year ended 10/31/04 ............      $ 3.70       $(0.09)         $0.27         $0.18       $   --         $   --
Year ended 10/31/03 ............        2.68        (0.07)          1.09          1.02           --             --
Year ended 10/31/02 ............        3.36        (0.07)         (0.61)        (0.68)          --             --
Year ended 10/31/01 ............        8.53        (0.08)         (3.27)        (3.35)          --          (1.82)
Year ended 10/31/00 ............       10.13        (0.16)          0.37          0.21           --          (1.81)

ALGER BALANCED FUND

CLASS A
Year ended 10/31/04 ............      $18.29        $0.10          $0.36         $0.46       $(0.17)        $   --
Year ended 10/31/03 ............       16.02         0.13           2.43          2.56        (0.29)            --
Year ended 10/31/02 ............       18.67         0.27          (2.48)        (2.21)       (0.44)            --
Year ended 10/31/01 ............       21.29         0.43          (2.83)        (2.40)       (0.22)            --
Year ended 10/31/00 ............       20.95         0.39           1.68          2.07        (0.13)         (1.60)

CLASS B
Year ended 10/31/04 ............      $17.86       $(0.04)         $0.34         $0.30       $(0.03)        $   --
Year ended 10/31/03 ............       15.62         0.01           2.39          2.40        (0.16)            --
Year ended 10/31/02 ............       18.17         0.14          (2.44)        (2.30)       (0.25)            --
Year ended 10/31/01 ............       20.83         0.27          (2.75)        (2.48)       (0.18)            --
Year ended 10/31/00 ............       20.59         0.17           1.71          1.88        (0.04)         (1.60)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.

                                                                      Ratios/Supplemental Data
                                                      -----------------------------------------------------------
                                                                                         Ratio of
                                                        Net              Ratio of           Net
                      Net                              Assets,           Expenses       Investment
                      Asset                            End of               to            Income
                     Value,                             Year              Average       (Loss) to       Portfolio
    Total            End of             Total          (000's              Net           Average        Turnover
 Distributions        Year           Return (ii)      omitted)            Assets        Net Assets        Rate
 -------------       ------          -----------      --------           --------       ----------      ---------



    $   --            $ 3.88             4.9%        $ 70,304              2.43%           (2.21)%        128.79%
        --              3.70            38.1           94,241              2.57            (2.32)         139.28
        --              2.68           (20.2)          81,758              2.49            (2.27)         132.35
     (1.82)             3.36           (47.0)         130,559              2.28            (1.66)         195.72
     (1.81)             8.52            (0.4)         325,382              2.14            (1.58)         207.19


    $   --            $ 3.88             4.9%         $ 4,669              2.44%           (2.21)%        128.79%

        --              3.70            38.1            4,999              2.56            (2.32)         139.28
        --              2.68           (20.2)           3,209              2.49            (2.27)         132.35
     (1.82)             3.36           (47.0)           4,234              2.28            (1.66)         195.72
     (1.81)             8.53            (0.3)          11,103              2.15            (1.57)         207.19




    $(0.17)          $18.58             2.5%        $ 68,646              1.26%            0.52%         167.72%
     (0.29)           18.29            16.3           79,387              1.31             0.80          174.97
     (0.44)           16.02           (12.2)          78,167              1.28             1.53          203.96
     (0.22)           18.67           (11.3)         101,440              1.20             2.15           74.15
     (1.73)           21.29            10.2           93,671              1.29             1.80           63.50


    $(0.03)          $18.13             1.7%        $114,387              2.01%           (0.23)%        167.72%
     (0.16)           17.86            15.5          143,765              2.06             0.05          174.97
     (0.25)           15.62           (12.9)         137,070              2.03             0.78          203.96
     (0.18)           18.17           (12.0)         158,766              1.95             1.40           74.15
     (1.64)           20.83             9.4          132,123              2.04             0.98           63.50

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                        Income from
                                                    Investment Operations
                                                 --------------------------
                                                                    Net
                                                                 Realized
                                                                   and
                                    Net Asset        Net        Unrealized       Total      Dividends   Distributions
                                     Value,      Investment        Gain          from       from Net        from
                                    Beginning      Income       (Loss) on     Investment   Investment   Net Realized
                                     of Year     (Loss) (i)     Investments   Operations     Income         Gains
                                    ---------    ----------     -----------   ----------   ----------   -------------
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/04 ............      $17.93       $(0.04)         $0.35         $0.31       $(0.03)       $   --
Year ended 10/31/03 ............       15.68         0.01           2.39          2.40        (0.15)           --
Year ended 10/31/02 ............       18.24         0.14          (2.45)        (2.31)       (0.25)           --
Year ended 10/31/01 ............       20.90         0.27          (2.75)        (2.48)       (0.18)           --
Year ended 10/31/00 ............       20.65         0.21           1.67          1.88        (0.03)        (1.60)

ALGER MIDCAP GROWTH FUND (III)

CLASS A
Year ended 10/31/04 ............      $ 7.57       $(0.08)         $0.40         $0.32       $   --         $   --
Year ended 10/31/03 ............        5.48        (0.07)          2.16          2.09           --             --
Year ended 10/31/02 ............        6.92        (0.07)         (1.37)        (1.44)          --             --
Year ended 10/31/01 ............       10.17        (0.06)         (2.01)        (2.07)          --          (1.18)
Year ended 10/31/00 ............        8.20        (0.04)          3.51          3.47           --          (1.50)

CLASS B
Year ended 10/31/04 ............      $ 7.08       $(0.13)         $0.38         $0.25       $   --         $   --
Year ended 10/31/03 ............        5.17        (0.11)          2.02          1.91           --             --
Year ended 10/31/02 ............        6.58        (0.11)         (1.30)        (1.41)          --             --
Year ended 10/31/01 ............        9.79        (0.11)         (1.92)        (2.03)          --          (1.18)
Year ended 10/31/00 ............        8.00        (0.12)          3.41          3.29           --          (1.50)

CLASS C
Year ended 10/31/04 ............      $ 7.06       $(0.13)         $0.38         $0.25       $   --         $   --
Year ended 10/31/03 ............        5.16        (0.11)          2.01          1.90           --             --
Year ended 10/31/02 ............        6.56        (0.11)         (1.29)        (1.40)          --             --
Year ended 10/31/01 ............        9.77        (0.11)         (1.92)        (2.03)          --          (1.18)
Year ended 10/31/00 ............        7.99        (0.11)          3.39          3.28           --          (1.50)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 20, 2000.

                       See Notes to Financial Statements.

                                                                       Ratios/Supplemental Data
                                                       ------------------------------------------------------------
                                                                                          Ratio of
                                                          Net               Ratio of         Net
                         Net                            Assets,             Expenses      Investment
                        Asset                           End of                 to           Income
                        Value,                           Year                Average      (Loss) to       Portfolio
      Total             End of           Total          (000's                 Net          Average        Turnover
  Distributions          Year         Return (ii)      omitted)              Assets       Net Assets         Rate
  -------------         ------        -----------      --------             --------      ----------      ---------



     $(0.03)            $18.21             1.7%        $ 34,840              2.01%           (0.23)%        167.72%
      (0.15)             17.93            15.4           44,801              2.06             0.05          174.97
      (0.25)             15.68           (12.9)          45,516              2.03             0.78          203.96
      (0.18)             18.24           (12.0)          57,193              1.95             1.40           74.15
      (1.63)             20.90             9.3           49,592              2.04             0.99           63.50




     $   --             $ 7.89             4.2%        $276,076              1.34%           (1.08)%        210.18%
         --               7.57            38.1          231,711              1.45            (1.16)         238.17
         --               5.48           (20.8)         133,113              1.41            (1.05)         324.69
      (1.18)              6.92           (21.9)         154,412              1.31            (0.77)         115.45

      (1.50)             10.17            47.7          141,558              1.29            (0.46)          97.11


     $   --             $ 7.33             3.5%        $276,982              2.09%           (1.83)%        210.18%
         --               7.08            36.9          326,015              2.20            (1.92)         238.17
         --               5.17           (21.4)         247,201              2.15            (1.80)         324.69
      (1.18)              6.58           (22.4)         426,699              2.06            (1.49)         115.45
      (1.50)              9.79            46.4          532,476              2.04            (1.23)          97.11


     $   --             $ 7.31             3.5%        $ 70,677              2.09%           (1.83)%        210.18%
         --               7.06            36.8           62,627              2.20            (1.92)         238.17
         --               5.16           (21.3)          46,238              2.16            (1.80)         324.69
      (1.18)              6.56           (22.4)          53,592              2.06            (1.51)         115.45
      (1.50)              9.77            46.4           51,335              2.04            (1.22)          97.11

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                             Income from
                                                                         Investment Operations
                                                                     -----------------------------
                                                                                           Net
                                                                                        Realized
                                                                                           and
                                                 Net Asset             Net             Unrealized           Total
                                                   Value,           Investment            Gain              from
                                                 Beginning            Income           (Loss) on         Investment
                                                 of Period          (Loss) (i)         Investments       Operations
                                                 ---------          ----------         -----------       ----------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/04 ........................       $ 7.74             $(0.10)             $0.07            $(0.03)
Year ended 10/31/03 ........................         6.23              (0.07)              1.58              1.51
Year ended 10/31/02 ........................         8.21              (0.08)             (1.90)            (1.98)
Year ended 10/31/01 ........................        13.54              (0.05)             (4.80)            (4.85)
Year ended 10/31/00 ........................        13.57              (0.11)              2.01              1.90

CLASS B
Year ended 10/31/04 ........................       $ 7.31             $(0.15)             $0.07            $(0.08)
Year ended 10/31/03 ........................         5.93              (0.11)              1.49              1.38
Year ended 10/31/02 ........................         7.88              (0.14)             (1.81)            (1.95)
Year ended 10/31/01 ........................        13.09              (0.12)             (4.61)            (4.73)
Year ended 10/31/00 ........................        13.28              (0.22)              1.96              1.74

CLASS C
Year ended 10/31/04 ........................       $ 7.31             $(0.10)             $0.01            $(0.09)
Year ended 10/31/03 ........................         5.93              (0.11)              1.49              1.38
Year ended 10/31/02 ........................         7.87              (0.14)             (1.80)            (1.94)
Year ended 10/31/01 ........................        13.09              (0.12)             (4.62)            (4.74)
Year ended 10/31/00 ........................        13.27              (0.22)              1.97              1.75

ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/04 ........................       $11.91             $(0.14)             $1.75             $1.61
Year ended 10/31/03 ........................         9.29              (0.20)              2.82              2.62
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.06)             (0.65)            (0.71)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursements.

                       See Notes to Financial Statements.

                                                                        Ratios/Supplemental Data
                                                      ------------------------------------------------------------
                                                                                         Ratio of
                                                        Net             Ratio of            Net
                         Net                           Assets,          Expenses        Investment
 Distributions          Asset                          End of              to             Income
     from              Value,                          Period            Average        (Loss) to        Portfolio
 Net Realized          End of          Total           (000's             Net            Average         Turnover
     Gains             Period       Return (ii)       omitted)           Assets         Net Assets         Rate
 -------------         ------       -----------       --------          --------        ----------       ---------



    $   --             $ 7.71          (0.4)%       $ 121,341             1.58%           (1.23)%         157.23%
        --               7.74          24.2           112,031             1.70            (1.06)          202.81
        --               6.23         (24.1)           97,962             1.53            (1.06)          174.83
     (0.48)              8.21         (36.8)          179,365             1.40            (0.46)          102.58
     (1.93)             13.54          12.6           366,296             1.36            (0.66)          132.37


    $   --             $ 7.23          (1.1)%       $ 228,646             2.33%           (1.97)%         157.23%
        --               7.31          23.3           324,292             2.45            (1.82)          202.81
        --               5.93         (24.8)          342,592             2.28            (1.82)          174.83
     (0.48)              7.88         (37.2)          572,068             2.15            (1.20)          102.58
     (1.93)             13.09          11.6         1,056,831             2.11            (1.41)          132.37


    $   --             $ 7.22          (1.2)%        $ 41,595             2.33%           (1.98)%         157.23%
        --               7.31          23.3            54,273             2.45            (1.81)          202.81
        --               5.93         (24.7)           53,936             2.28            (1.82)          174.83
     (0.48)              7.87         (37.2)           96,451             2.15            (1.20)          102.58
     (1.93)             13.09          11.7           180,663             2.12            (1.42)          132.37




    $(0.23)            $13.29          13.7%         $ 15,106             1.55%(iv)       (1.04)%         202.79%
        --              11.91          28.2             8,594             2.36            (1.80)          246.96

        --               9.29          (7.1)              712             2.15            (1.43)          135.82

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                            Income from
                                                                        Investment Operations
                                                                   ------------------------------
                                                                                          Net
                                                                                       Realized
                                                                                         and
                                                 Net Asset             Net            Unrealized           Total
                                                  Value,           Investment            Gain              from
                                                 Beginning           Income           (Loss) on         Investment
                                                 of Period         (Loss) (i)         Investments       Operations
                                                 ---------         -----------       -------------      -----------
ALGER HEALTH SCIENCES FUND (CONTINUED)

CLASS B

Year ended 10/31/04 ........................       $11.78             $(0.24)             $1.74             $1.50
Year ended 10/31/03 ........................         9.26              (0.28)              2.80              2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.10)             (0.64)            (0.74)

CLASS C
Year ended 10/31/04 ........................       $11.78             $(0.24)             $1.74             $1.50
Year ended 10/31/03 ........................         9.26              (0.29)              2.81              2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.10)             (0.64)            (0.74)

ALGER SMALLCAP AND MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/04 ........................       $ 9.97             $(0.13)             $0.62             $0.49
Year ended 10/31/03 ........................         7.65              (0.09)              2.41              2.32
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.01)             (2.34)            (2.35)

CLASS B

Year ended 10/31/04 ........................       $ 9.87             $(0.20)             $0.60             $0.40
Year ended 10/31/03 ........................         7.63              (0.16)              2.40              2.24
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.09)             (2.28)            (2.37)

CLASS C
Year ended 10/31/04 ........................       $ 9.86             $(0.20)             $0.61             $0.41
Year ended 10/31/03 ........................         7.63              (0.16)              2.39              2.23
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........        10.00              (0.09)             (2.28)            (2.37)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursement.
(v)   Amount has been reduced by 0.15% due to expense reimbursement.

                       See Notes to Financial Statements.

                                                                      Ratios/Supplemental Data
                                                      -----------------------------------------------------------
                                                                                        Ratio of
                                                        Net             Ratio of           Net
                      Net                              Assets,          Expenses       Investment
  Dividends           Asset                            End of              to            Income
  from Net           Value,                            Period            Average       (Loss) to        Portfolio
  Realized           End of            Total           (000's             Net           Average         Turnover
    Gains            Period         Return (ii)       omitted)           Assets        Net Assets         Rate
  ---------          ------         -----------       --------          --------       ----------       ---------




  $(0.23)              $13.05          12.9%          $ 7,939             2.29%(iv)       (1.78)%         202.79%
      --                11.78          27.2             3,620             3.22            (2.63)          246.96

      --                 9.26          (7.4)              325             2.91            (2.18)          135.82


  $(0.23)              $13.05          12.9%          $ 3,740             2.29%(v)        (1.78)%         202.79%
      --                11.78          27.2             1,357             3.30            (2.69)          246.96

      --                 9.26          (7.4)              309             2.90            (2.17)          135.82




  $   --               $10.46           4.9%          $10,827             1.53%(iv)       (1.21)%         101.16%
      --                 9.97          30.3             9,932             1.58            (1.06)           83.67

      --                 7.65         (23.5)            7,775             1.89            (1.57)           34.09



  $   --               $10.27           4.1%          $ 2,291             2.27%(v)        (1.95)%         101.16%
      --                 9.87          29.4             1,205             2.37            (1.87)           83.67

      --                 7.63         (23.7)              269             2.64            (2.32)           34.09


  $   --               $10.27           4.2%          $ 1,345             2.28%(v)        (1.95)%         101.16%
      --                 9.86          29.2               969             2.38            (1.86)           83.67

      --                 7.63         (23.7)              254             2.64            (2.32)           34.09

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                                             Income from
                                                                        Investment Operations
                                                                     -----------------------------


                                                                                                              Net
                                                   Net Asset             Net             Dividends            Asset
                                                    Value,           Investment          from Net            Value,
                                                   Beginning           Income           Investment           End of
                                                    of Year            (Loss)             Income              Year
                                                   ---------         ----------         ----------           ------
ALGER MONEY MARKET FUND
Year ended 10/31/04 ........................        $1.0000            $0.0039           $(0.0039)           $1.0000
Year ended 10/31/03 ........................         1.0000             0.0033            (0.0033)            1.0000
Year ended 10/31/02 ........................         1.0000             0.0097            (0.0097)            1.0000
Year ended 10/31/01 ........................         1.0000             0.0387            (0.0387)            1.0000
Year ended 10/31/00 ........................         1.0000             0.0527            (0.0527)            1.0000

                       See Notes to Financial Statements.

                             Ratios/Supplemental Data
                   ---------------------------------------------
                                                       Ratio of
                     Net              Ratio of            Net
                    Assets,           Expenses        Investment
                    End of               to             Income
                     Year              Average        (Loss) to
   Total            (000's              Net            Average
  Return           omitted)            Assets         Net Assets
  ------           --------           --------        ----------

    0.4%          $ 80,528              0.77%            0.37%
    0.3            115,935              0.82             0.34
    1.0            330,213              0.79             0.99
    3.9            402,515              0.71             3.88
    5.4            233,526              0.78             5.14

THE ALGER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
October 31, 2004


                                                                                   LargeCap            SmallCap
                                                                                    Growth              Growth
                                                                                     Fund                Fund
                                                                                   ---------          ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments .................................      $ 498,975          $ 159,473
Cash ........................................................................             50                122
Receivable for investment securities sold ...................................          3,205              4.769
Receivable for shares of beneficial interest sold ...........................            188                 96
Dividends and interest receivable ...........................................            103                  3
Receivable from Investment Manager--Note 3(a) ...............................             --                 --
Prepaid expenses ............................................................            201                 21
                                                                                   ---------          ---------
  Total Assets ..............................................................        502,722            164,484
                                                                                   ---------          ---------
   LIABILITIES:
Payable for investment securities purchased .................................         11,406              6,012
Payable for shares of beneficial interest redeemed ..........................          1,379                211
Accrued investment management fees ..........................................            310                113
Accrued transfer agent fees .................................................            241                109
Accrued distribution fees ...................................................            205                 48
Accrued shareholder servicing fees ..........................................            103                 33
Dividends payable--Note 2(f) ................................................             --                 --
Accrued expenses ............................................................            198                 94
                                                                                   ---------          ---------
  Total Liabilities .........................................................         13,842              6,620
                                                                                   ---------          ---------
NET ASSETS ..................................................................      $ 488,880          $ 157,864
                                                                                   =========          =========
Net Assets Consist of:
  Paid-in capital ...........................................................      $ 759,166          $ 281,568
  Undistributed net investment income (accumulated loss) ....................             --                 --
  Undistributed net realized gain (accumulated loss) ........................       (303,366)          (137,224)
  Net unrealized appreciation (depreciation) of investments .................         33,080             13,520
                                                                                   ---------          ---------
NET ASSETS ..................................................................      $ 488,880          $ 157,864
                                                                                   =========          =========
Class A
  Net Asset Value Per Share .................................................      $    9.05          $    4.18
                                                                                   =========          =========
  Offering Price Per Share ..................................................      $    9.55          $    4.41
                                                                                   =========          =========
Class B
  Net Asset Value and Offering Price Per Share ..............................      $    8.44          $    3.88
                                                                                   =========          =========
Class C
  Net Asset Value Per Share .................................................      $    8.43          $    3.88
                                                                                   =========          =========
  Offering Price Per Share ..................................................      $    8.52          $    3.92
                                                                                   =========          =========
Shares of beneficial interest outstanding--Note 6
  Class A ...................................................................         18,417             19,827
                                                                                   =========          =========
  Class B ...................................................................         33,182             18,119
                                                                                   =========          =========
  Class C ...................................................................          5,004              1,202
                                                                                   =========          =========
 *Identified cost ...........................................................      $ 465,895          $ 145,953
                                                                                   =========          =========

                       See Notes to Financial Statements.

                                                                                SmallCap
                     MidCap              Capital             Health            and MidCap           Money
Balanced             Growth           Appreciation          Sciences             Growth            Market
  Fund                Fund                Fund                Fund                Fund              Fund
---------           ---------          ----------          ----------           ---------         ---------


$ 218,972           $ 631,737          $  392,948            $ 26,227           $  14,711        $   80,690
       66                  17                  30                  54                  10                14
      472              40,344              10,418               1,167                 292                --
      103                 445                 246                  15                   9                73
    1,054                 102                  12                   4                   1                --
       --                  --                  --                   2                   2                --
       73                 113                  78                  17                  14                27
---------           ---------          ----------          ----------           ---------         ---------
  220,740             672,758             403,732              27,486              15,039            80,804
---------           ---------          ----------          ----------           ---------         ---------

    1,672              45,333              10,401                 622                 547                --
      719               2,444                 816                  25                  --               143
      141                 416                 281                  19                  10                34
       93                 212                 259                   7                   3                33
       96                 219                 172                   7                   2                --
       47                 130                  83                   6                   3                --
       --                  --                  --                  --                  --                 1
       99                 269                 139                  16                  11                65
---------           ---------          ----------          ----------           ---------         ---------
    2,867              49,023              12,151                 702                 576               276
---------           ---------          ----------          ----------           ---------         ---------
$ 217,873           $ 623,735          $  391,581          $   26,784           $  14,463         $  80,528
=========           =========          ==========          ==========           =========         =========

$ 259,965           $ 609,889          $  958,941          $   24,358           $  11,452         $  80,746
     (147)                 --                  --                  --                  --                --
  (54,218)            (27,968)           (604,179)              1,353               1,166              (218)
   12,273              41,814              36,819               1,073               1,845                --
---------           ---------          ----------          ----------           ---------         ---------
$ 217,873           $ 623,735          $  391,581          $   26,784           $  14,463         $  80,528
=========           =========          ==========          ==========           =========         =========

$   18.58           $    7.89          $     7.71          $    13.29           $   10.46                --
=========           =========          ==========          ==========           =========         =========
$   19.61           $    8.33          $     8.14          $    14.03           $   11.04                --
=========           =========          ==========          ==========           =========         =========

$   18.13           $    7.33          $     7.23          $    13.05           $   10.27         $    1.00
=========           =========          ==========          ==========           =========         =========

$   18.21           $    7.31          $     7.22          $    13.05           $   10.27                --
=========           =========          ==========          ==========           =========         =========
$   18.39           $    7.38          $     7.29          $    13.18           $   10.37                --
=========           =========          ==========          ==========           =========         =========

    3,694              34,980              15,736               1,136               1,035                --
=========           =========          ==========          ==========           =========         =========
    6,309              37,811              31,643                 608                 223            80,727
=========           =========          ==========          ==========           =========         =========
    1,913               9,665               5,759                 287                 131                --
=========           =========          ==========          ==========           =========         =========
$ 206,699           $ 589,923          $  356,129          $   25,154           $  12,866         $  80,690
=========           =========          ==========          ==========           =========         =========

THE ALGER FUNDS
STATEMENTS OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED OCTOBER 31, 2004


                                                                                    LargeCap          SmallCap
                                                                                     Growth            Growth
                                                                                      Fund              Fund
                                                                                    --------          ---------
Income:
 Dividends ..................................................................       $  3,275          $     296
 Interest ...................................................................             58                 76
 Security Lending ...........................................................             62                  4
                                                                                    --------          ---------
 Total Income ...............................................................          3,395                376
                                                                                    --------          ---------

Expenses:
 Management fees--Note 3(a) .................................................          4,056              1,439
 Distribution fees--Note 3(b):
   Class B ..................................................................          2,415                631
   Class C ..................................................................            333                 38
 Shareholder servicing fees--Note 3(f) ......................................          1,352                423
 Interest on line of credit utilized--Note 5 ................................              7                 --
 Custodian fees .............................................................             67                 35
 Transfer agent fees and expenses--Note 3(e) ................................          1,309                724
 Professional fees ..........................................................             81                 36
 Registration fees ..........................................................             28                 60
 Miscellaneous ..............................................................            347                137
                                                                                    --------          ---------
                                                                                       9,995              3,523
Less, expense reimbursements Note 3(a) ......................................             --                 --
                                                                                    --------          ---------
 Total Expenses .............................................................          9,995              3,523
                                                                                    --------          ---------
   NET INVESTMENT INCOME (LOSS) .............................................         (6,600)            (3,147)
                                                                                    --------          ---------
REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS
Net realized gain (loss) on investments .....................................         56,527             35,504
Net change in unrealized appreciation (depreciation)
  on investments ............................................................        (40,501)           (23,229)
                                                                                    --------          ---------
Net realized and unrealized gain (loss) on investments ......................         16,026             12,275
                                                                                    --------          ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................................................       $  9,426          $   9,128
                                                                                    ========          =========

                       See Notes to Financial Statements.

                                                                                 SmallCap
                      MidCap              Capital             Health            and MidCap           Money
 Balanced             Growth           Appreciation          Sciences             Growth            Market
   Fund                Fund                Fund                Fund                Fund              Fund
 --------           ---------           ---------            --------            --------          --------

 $    989           $   1,446           $   1,481            $    103            $     40          $     --
    3,426                 130                  73                   7                   5             1,052
       21                  76                  57                  --                  --                --
 --------           ---------           ---------            --------            --------          --------
    4,436               1,652               1,611                 110                  45             1,052
 --------           ---------           ---------            --------            --------          --------


    1,862               5,086               3,830                 183                 117               460

      982               2,324               2,112                  49                  15                --
      308                 514                 369                  20                   9                --
      621               1,589               1,126                  54                  34                --
        1                   5                  89                  --                  --                --
       44                  86                  52                  16                   7                 9
      420               1,223               1,581                  46                  17               150
       31                  94                  46                  12                  11                 2
       16                  29                 105                  34                  27                48
      142                 406                 304                  19                  17                41
 --------           ---------           ---------            --------            --------          --------
    4,427              11,356               9,614                 433                 254               710
       --                  --                  --                 (31)                (19)               --
 --------           ---------           ---------            --------            --------          --------
    4,427              11,356               9,614                 402                 235               710
 --------           ---------           ---------            --------            --------          --------
        9              (9,704)             (8,003)               (292)               (190)              342
 --------           ---------           ---------            --------            --------          --------


   20,515              76,357              31,334               1,665               1,451                (1)

  (15,068)            (43,853)            (25,988)                331                (683)               --
 --------           ---------           ---------            --------            --------          --------
    5,447              32,504               5,346               1,996                 768                (1)
 --------           ---------           ---------            --------            --------          --------

 $  5,456           $  22,800           $  (2,657)           $  1,704            $     58          $    341
 ========           =========           =========            ========            ========          ========

THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                             LargeCap
                                                                              Growth
                                                                               Fund
                                                                 ----------------------------------
                                                                   For the               For the
                                                                  Year Ended            Year Ended
                                                                 October 31,           October 31,
                                                                    2004                   2003
                                                                 -----------           -----------
NET INVESTMENT INCOME (LOSS) .........................            $  (6,600)            $  (5,919)
Net realized gain on investments and written options .               56,527                19,471
Net change in unrealized appreciation (depreciation)
  on investments and written options .................              (40,501)               98,035
                                                                  ---------             ---------
Net increase in net assets
  resulting from operations ..........................                9,426               111,587
                                                                  ---------             ---------
Dividends to shareholders from:
 Net investment income
  Class A ............................................                   --                    --
  Class B ............................................                   --                    --
  Class C ............................................                   --                    --
                                                                  ---------             ---------
Total dividends to shareholders ......................                   --                    --
                                                                  ---------             ---------
Increase (decrease) from shares of beneficial
interest transactions:
  Class A ............................................               (5,085)                2,351
  Class B ............................................              (77,035)              (41,003)
  Class C ............................................                  (24)                 (423)
                                                                  ---------             ---------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ...........              (82,144)              (39,075)
                                                                  ---------             ---------
 Total increase (decrease) ...........................              (72,718)               72,512
Net Assets:
 Beginning of year ...................................              561,598               489,086
                                                                  ---------             ---------
 End of year .........................................            $ 488,880             $ 561,598
                                                                  =========             =========
Undistributed net investment income (accumulated loss)            $      --             $      --
                                                                  =========             =========

                       See Notes to Financial Statements.

             SmallCap                                                                                 MidCap
              Growth                                     Balanced                                     Growth
               Fund                                        Fund                                        Fund
 ---------------------------------           ---------------------------------           ---------------------------------
   For the               For the               For the               For the               For the              For the
 Year Ended            Year Ended            Year Ended            Year Ended            Year Ended            Year Ended
 October 31,           October 31,           October 31,           October 31,           October 31,           October 31,
     2004                  2003                  2004                  2003                  2004                  2003
 -----------           -----------           -----------           -----------           -----------           -----------
  $  (3,147)            $  (3,108)            $       9             $     702             $  (9,704)            $  (8,062)
     35,504                20,463                20,515                 9,527                76,357                84,904

    (23,229)               39,576               (15,068)               27,302               (43,853)               86,140
  ---------             ---------             ---------             ---------             ---------             ---------

      9,128                56,931                 5,456                37,531                22,800               162,982
  ---------             ---------             ---------             ---------             ---------             ---------


         --                    --                  (719)               (1,359)                   --                    --
         --                    --                  (248)               (1,356)                   --                    --
         --                    --                   (71)                 (407)                   --                    --
  ---------             ---------             ---------             ---------             ---------             ---------
         --                    --                (1,038)               (3,122)                   --                    --
  ---------             ---------             ---------             ---------             ---------             ---------


      5,234                  (746)              (12,048)               (8,881)               34,556                38,586
    (28,777)              (14,978)              (31,815)              (11,962)              (60,164)               (8,309)
       (577)                  539               (10,635)               (6,366)                6,190                   542
  ---------             ---------             ---------             ---------             ---------             ---------

    (24,120)              (15,185)              (54,498)              (27,209)              (19,418)               30,819
  ---------             ---------             ---------             ---------             ---------             ---------
    (14,992)               41,746               (50,080)                7,200                 3,382               193,801

    172,856               131,110               267,953               260,753               620,353               426,552
  ---------             ---------             ---------             ---------             ---------             ---------
  $ 157,864             $ 172,856             $ 217,873             $ 267,953             $ 623,735             $ 620,353
  =========             =========             =========             =========             =========             =========
  $      --             $      --             $    (147)            $     870                   $--             $      --
  =========             =========             =========             =========             =========             =========

THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                        Capital
                                                                                      Appreciation
                                                                                          Fund
                                                                           ---------------------------------
                                                                             For the              For the
                                                                           Year Ended            Year Ended
                                                                           October 31,           October 31,
                                                                               2004                 2003
                                                                           -----------           -----------
Net investment income (loss) ..................................            $    (8,003)          $    (7,839)
Net realized gain (loss) on investments and written options ...                 31,334                28,900
Net change in unrealized appreciation (depreciation)
  on investments and written options ..........................                (25,988)               78,267
                                                                           -----------           -----------
Net increase (decrease) in net assets resulting from operations                 (2,657)               99,328
                                                                           -----------           -----------
Dividends and distributions to shareholders from:
 Net investment income
  Class A .....................................................                     --                    --
  Class B .....................................................                     --                    --
  Class C .....................................................                     --                    --
 Net realized gains
  Class A .....................................................                     --                    --
  Class B .....................................................                     --                    --
  Class C .....................................................                     --                    --
                                                                           -----------           -----------
Total dividends and distributions to shareholders .............                     --                    --
                                                                           -----------           -----------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A .....................................................                 10,673               (10,863)
  Class B .....................................................                (94,734)              (82,483)
  Class C .....................................................                (12,297)               (9,876)
                                                                           -----------           -----------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ....................                (96,358)             (103,222)

                                                                           -----------           -----------
 Total increase (decrease) ....................................                (99,015)               (3,894)
Net Assets:
 Beginning of year ............................................                490,596               494,490
                                                                           -----------           -----------
 End of year ..................................................            $   391,581           $   490,596
                                                                           ===========           ===========
Undistributed net investment income (accumulated loss) ........            $        --           $        --
                                                                           ===========           ===========

                       See Notes to Financial Statements.

                                                        SmallCap
             Health                                    and MidCap                                      Money
            Sciences                                     Growth                                       Market
              Fund                                        Fund                                         Fund
---------------------------------           ---------------------------------           ---------------------------------
 For the                For the               For the               For the               For the               For the
Year Ended            Year Ended            Year Ended            Year Ended            Year Ended            Year Ended
October 31,           October 31,           October 31,           October 31,           October 31,           October 31,
    2004                  2003                  2004                  2003                  2004                  2003
-----------           -----------           -----------           -----------           -----------           -----------
$      (292)          $      (113)          $      (190)          $      (105)          $       342           $       872
      1,665                   473                 1,451                   (11)                   (1)                   56

        331                   747                  (683)                2,671                    --                    --
-----------           -----------           -----------           -----------           -----------           -----------
      1,704                 1,107                   578                 2,555                   341                   928
-----------           -----------           -----------           -----------           -----------           -----------


         --                    --                    --                    --                    --                    --
         --                    --                    --                    --                  (342)                 (872)
         --                    --                    --                    --                    --                    --

       (174)                   --                    --                    --                    --                    --
        (79)                   --                    --                    --                    --                    --
        (31)                   --                    --                    --                    --                    --
-----------           -----------           -----------           -----------           -----------           -----------
       (284)                   --                    --                    --                  (342)                 (872)
-----------           -----------           -----------           -----------           -----------           -----------


      5,570                 7,247                   411                   (37)                   --                    --
      3,959                 2,972                 1,029                   728               (35,406)             (214,334)
      2,264                   899                   339                   562                    --                    --
-----------           -----------           -----------           -----------           -----------           -----------

     11,793                11,118                 1,779                 1,253               (35,406)             (214,334)

-----------           -----------           -----------           -----------           -----------           -----------
     13,213                12,225                 2,357                 3,808               (35,407)             (214,278)

     13,571                 1,346                12,106                 8,298               115,935               330,213
-----------           -----------           -----------           -----------           -----------           -----------
$    26,784           $    13,571           $    14,463           $    12,106           $    80,528           $   115,935
===========           ===========           ===========           ===========           ===========           ===========
$        --           $        --           $        --           $        --           $        --           $        --
===========           ===========           ===========           ===========           ===========           ===========

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- GENERAL:

      The Alger Funds (formerly The Alger Fund) (the "Trust") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight Funds--LargeCap Growth Fund, SmallCap Growth Fund, Balanced Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund, SmallCap and MidCap Growth Fund and Money Market Fund (the "Funds"). Prior to February 28, 2004, the LargeCap Growth Fund was the LargeCap Growth Portfolio, the SmallCap Growth Fund was the Small Capitalization Portfolio, the Balanced Fund was the Balanced Portfolio, the MidCap Growth Fund was the MidCap Growth Portfolio, the Capital Appreciation Fund was the Capital Appreciation Portfolio, the Health Sciences Fund was the Health Sciences Portfolio, the SmallCap and MidCap Growth Fund was the SmallCap and MidCap Portfolio and the Money Market Fund was the Money Market Portfolio. The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund and SmallCap and MidCap Growth Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The
Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Money Market Fund's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

      Each Fund, other than the Money Market Fund, offers Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge while Class B shares are generally subject to a deferred sales charge. Class C shares are generally subject to an initial sales charge and a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

(A) INVESTMENT VALUATION: Investments of the Funds, other than the Money Market Fund, are valued on each day the NewYork Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

      The investments of the Money Market Fund, and short-term securities held by the other Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(C) REPURCHASE AGREEMENTS: The Funds enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(D) OPTION WRITING: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(E) LENDING OF FUND SECURITIES: The Funds lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. As of October 31, 2004, there were no securities on loan.

(F) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.

      The Money Market Fund declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Funds are declared and paid annually.

      With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(G) FEDERAL INCOME TAXES: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

(H) ALLOCATION METHODS: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Money Market Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(I) INDEMNIFICATION: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(J) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 -- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEES: Fees incurred by each Fund, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Fund at the following annual rates:

LargeCap Growth Fund ...............................................        .75%
SmallCap Growth Fund ...............................................        .85
Balanced Fund ......................................................        .75
MidCap Growth Fund .................................................        .80
Capital Appreciation Fund ..........................................        .85
Health Sciences Fund ...............................................        .85
SmallCap and MidCap Growth Fund ....................................        .85
Money Market Fund ..................................................        .50

      Alger Management has established an expense cap for the Health Sciences Fund and the SmallCap and MidCap Growth Fund effective March 1, 2004. Alger Management will reimburse these Funds if annualized operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and Class C shares, respectively. For the period ended October 31, 2004, Alger Management reimbursed the Health Sciences Fund and the SmallCap and MidCap Growth Fund $30,503 and $19,397, respectively. Alger Management has contractually agreed to extend the expense cap through February 28, 2005.

(B) DISTRIBUTION FEES: Class B Shares--The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Money Market Fund, reimburse Fred Alger & Company, Incorporated, the Fund's distributor and an affiliate of Alger Management (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2004, such excess carried forward was approximately $17,311,000, $13,438,000, $4,526,000, $11,163,000, $20,670,000, $486,000 and
$85,000 for Class B shares of the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Growth  Fund,  respectively.   Contingent  deferred  sales  charges  imposed  on
redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

CLASS C SHARES--The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Money Market Fund, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(C) SALES CHARGES: Purchases and sales of shares of the Funds, other than the Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2004, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $192,905 and $3,074,784, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(D) BROKERAGE COMMISSIONS: During the year ended October 31, 2004, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund paid the Distributor commissions of $1,845,086, $251,874, $616,493, $1,926,220, $1,179,150, $60,922 and $16,567 respectively, in connection with securities transactions.

(E) TRANSFER AGENT FEES AND EXPENSES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, served as transfer agent for the Trust. During the year ended October 31, 2004, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Money Market Fund incurred fees of $1,012,497, $604,725, $249,154, $822,658, $1,190,285, $40,240, $15,293 and $141,556, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 2004, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, and the Money Market Fund reimbursed Alger Services $296,228, $119,552, $171,261, $400,194, $390,867, $5,643, $2,070 and
$8,700, respectively, for transfer agent related expenses paid by Alger Services on behalf of the Funds. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Funds' transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc.

(F) SHAREHOLDER SERVICING FEES: The Trust has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Fund, other than the Money Market Fund, with ongoing servicing of share

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holder accounts. As compensation for such services, each designated Fund pays the Distributor a monthly fee at an annual rate equal to .25% of each Fund's average daily net assets.

(G) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4 -- SECURITIES TRANSACTIONS:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2004:

                                             PURCHASES                  SALES
                                             ---------                  -----
LargeCap Growth Fund .................    $1,024,397,642          $1,088,407,276
SmallCap Growth Fund .................       209,884,259             234,900,640
Balanced Fund ........................       405,399,749             460,555,728
MidCap Growth Fund ...................     1,312,576,319           1,312,130,142
Capital Appreciation Fund ............       704,054,010             838,063,902
Health Sciences Fund .................        52,183,932              41,919,972
SmallCap and MidCap Growth Fund ......        15,413,752              13,366,149

NOTE 5 -- LINES OF CREDIT:

      The Trust has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand.

      With the exception of the Capital Appreciation Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund may borrow under these lines up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Fund borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2004, the Fund had borrowings which averaged $5,754,301 at a weighted average interest rate of 1.55%.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- SHARE CAPITAL:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series, other than the Money Market Fund, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

                                            FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                      OCTOBER 31, 2003
                                         SHARES              AMOUNT             SHARES              AMOUNT
                                         ------              ------             ------              ------
Alger LargeCap Growth Fund
 Class A:
  Shares sold .................          3,785,781     $    34,961,378         212,076,287     $ 1,562,324,472
  Shares converted from Class B          4,951,285          45,970,273           1,686,453          13,613,533
  Shares redeemed .............         (9,331,571)        (86,016,972)       (212,980,056)     (1,573,586,334)
                                   ---------------     ---------------     ---------------     ---------------
  Net increase (decrease) .....           (594,505)    $    (5,085,321)            782,684     $     2,351,671
                                   ===============     ===============     ===============     ===============
 Class B:
  Shares sold .................          3,625,445     $    31,437,096          14,454,845     $   104,309,598
  Shares converted to Class A .         (5,290,324)        (45,970,273)         (1,792,383)        (13,613,533)
  Shares redeemed .............         (7,267,198)        (62,501,351)        (18,429,789)       (131,699,387)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................         (8,932,077)    $   (77,034,528)         (5,767,327)    $   (41,003,322)
                                   ===============     ===============     ===============     ===============
 Class C:
  Shares sold .................          1,471,428     $    12,812,280           1,828,434     $    13,221,973
  Shares redeemed .............         (1,498,494)        (12,836,202)         (1,947,938)        (13,645,371)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................            (27,066)    $       (23,922)           (119,504)    $      (423,398)
                                   ===============     ===============     ===============     ===============
Alger SmallCap Growth Fund
 Class A:
  Shares sold .................          1,181,044     $     4,955,133          37,858,894     $   114,234,402
  Shares converted from Class B          5,051,160          21,245,305           2,759,290           9,070,302
  Shares redeemed .............         (5,027,530)        (20,965,950)        (38,192,618)       (124,050,570)
                                   ---------------     ---------------     ---------------     ---------------
  Net increase (decrease) .....          1,204,674     $     5,234,488           2,425,566     $      (745,866)
                                   ===============     ===============     ===============     ===============
 Class B:
  Shares sold .................          2,159,641     $     8,451,362           3,414,803     $    10,168,201
  Shares converted to Class A .         (5,423,212)        (21,245,305)         (2,941,586)         (9,070,302)
  Shares redeemed .............         (4,112,290)        (15,983,490)         (5,468,347)        (16,076,058)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................         (7,375,861)    $   (28,777,433)         (4,995,130)    $   (14,978,159)
                                   ===============     ===============     ===============     ===============
 Class C:
  Shares sold .................            256,688     $       984,448             437,287     $     1,371,519
  Shares redeemed .............           (405,714)         (1,561,201)           (281,680)           (832,175)
                                   ---------------     ---------------     ---------------     ---------------
  Net increase (decrease) .....           (149,026)    $      (576,753)            155,607     $      (539,344)
                                   ===============     ===============     ===============     ===============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                       OCTOBER 31, 2003
                                        SHARES              AMOUNT             SHARES               AMOUNT
                                        ------              ------             ------               ------
Alger Balanced Fund
 Class A:
  Shares sold .................            786,535     $    14,753,407          11,851,443     $   194,267,241
  Shares converted from Class B            209,794           3,938,485              67,609           1,173,948
  Dividends reinvested ........             37,398             692,621              81,528           1,277,555
  Shares redeemed .............         (1,679,123)        (31,432,047)        (12,541,030)       (205,600,058)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................           (645,396)    $   (12,047,534)           (540,450)    $    (8,881,314)
                                   ===============     ===============     ===============     ===============
 Class B:
  Shares sold .................            659,551     $    12,118,921           1,683,865     $    27,187,759
  Dividends reinvested ........             12,407             225,684              80,559           1,238,989
  Shares converted to Class A .           (214,310)         (3,938,485)            (69,170)         (1,173,948)
  Shares redeemed .............         (2,200,661)        (40,221,437)         (2,418,357)        (39,214,660)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................         (1,743,013)    $   (31,815,317)           (723,103)    $   (11,961,860)
                                   ===============     ===============     ===============     ===============
 Class C:
  Shares sold .................            233,090     $     4,341,356           1,039,674     $    16,671,772
  Dividends reinvested ........              3,643              66,554              24,499             378,516
  Shares redeemed .............           (822,031)        (15,043,212)         (1,469,094)        (23,415,964)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................           (585,298)    $   (10,635,302)           (404,921)    $    (6,365,676)
                                   ===============     ===============     ===============     ===============
Alger MidCap Growth Fund
 Class A:
  Shares sold .................         14,804,827     $   116,632,798         315,152,796     $ 1,833,356,690
  Shares converted from Class B          5,032,695          39,698,864           1,822,715          12,100,586
  Shares redeemed .............        (15,480,099)       (121,775,451)       (310,626,789)     (1,806,871,564)
                                   ---------------     ---------------     ---------------     ---------------
  Net increase ................          4,357,423     $    34,556,211           6,348,722     $    38,585,712
                                   ===============     ===============     ===============     ===============

 Class B:
  Shares sold .................          6,665,291     $    49,119,085          25,079,209     $   147,315,129
  Shares converted to Class A .         (5,403,047)        (39,698,864)         (1,943,984)        (12,100,586)
  Shares redeemed .............         (9,524,724)        (69,584,665)        (24,853,213)       (143,523,850)
                                   ---------------     ---------------     ---------------     ---------------
  Net decrease ................         (8,262,480)    $   (60,164,444)         (1,717,988)    $    (8,309,307)
                                   ===============     ===============     ===============     ===============
 Class C:
  Shares sold .................          3,207,328     $    23,687,883           4,127,671     $    23,569,244
  Shares redeemed .............         (2,408,406)        (17,497,437)         (4,215,789)        (23,026,860)
                                   ---------------     ---------------     ---------------     ---------------
  Net increase (decrease) .....            798,922     $     6,190,446             (88,118)    $       542,384
                                   ===============     ===============     ===============     ===============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                             FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                              OCTOBER 31, 2004                       OCTOBER 31, 2003
                                         SHARES              AMOUNT              SHARES             AMOUNT
                                         ------              ------              ------             ------
Alger Capital Appreciation Fund*
 Class A:
  Shares sold ..................          1,957,522     $    15,512,290         176,690,199     $ 1,129,412,858
  Shares converted from Class B           4,670,294          37,504,791           1,063,251           7,715,269
  Shares redeemed ..............         (5,362,253)        (42,343,889)       (178,999,396)     (1,147,990,627)
                                    ---------------     ---------------     ---------------     ---------------
  Net increase (decrease) ......          1,265,563     $    10,673,192          (1,245,946)    $   (10,862,500)
                                    ===============     ===============     ===============     ===============
 Class B:
  Shares sold ..................          2,196,054     $    16,518,900           8,005,635     $    51,174,080
  Shares converted to Class A ..         (4,965,396)        (37,504,791)         (1,124,507)         (7,715,269)
  Shares redeemed ..............         (9,956,627)        (73,748,590)        (20,265,703)       (125,941,339)
                                    ---------------     ---------------     ---------------     ---------------
  Net decrease .................        (12,725,969)    $   (94,734,481)        (13,384,575)    $   (82,482,528)
                                    ===============     ===============     ===============     ===============
 Class C:
  Shares sold ..................            629,566     $     4,764,214           2,474,578     $    15,066,837
  Shares redeemed ..............         (2,298,916)        (17,061,481)         (4,142,353)        (24,943,221)
                                    ---------------     ---------------     ---------------     ---------------
  Net decrease .................         (1,669,350)    $   (12,297,267)         (1,667,775)    $    (9,876,384)
                                    ===============     ===============     ===============     ===============
Alger Health Sciences Fund
 Class A:
  Shares sold ..................            563,963     $     7,639,625           1,090,711     $    12,568,348
  Shares converted from Class B              10,929             146,271               2,994              33,202
  Dividends reinvested .........             13,576             167,934                  --                  --
  Shares redeemed ..............           (173,720)         (2,383,764)           (448,650)         (5,354,354)
                                    ---------------     ---------------     ---------------     ---------------
  Net increase .................            414,748     $     5,570,066             645,055     $     7,247,196
                                    ===============     ===============     ===============     ===============
 Class B:
  Shares sold ..................            396,834     $     5,173,379             328,618     $     3,576,815
  Dividends reinvested .........              3,637              44,444                  --                  --
  Shares converted to Class A ..            (11,091)           (146,271)             (3,020)            (33,202)
  Shares redeemed ..............            (88,324)         (1,112,852)            (53,322)           (571,217)
                                    ---------------     ---------------     ---------------     ---------------
  Net increase .................            301,056     $     3,958,700             272,276     $     2,972,396
                                    ===============     ===============     ===============     ===============
 Class C:
  Shares sold ..................            192,177     $     2,535,031              95,328     $     1,055,031
  Dividends reinvested .........              2,366              28,911                  --                  --
  Shares redeemed ..............            (23,169)           (299,835)            (13,435)           (155,536)
                                    ---------------     ---------------     ---------------     ---------------
  Net increase .................            171,374     $     2,264,107              81,893     $       899,495
                                    ===============     ===============     ===============     ===============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                             OCTOBER 31, 2004                        OCTOBER 31, 2003
                                        SHARES              AMOUNT              SHARES               AMOUNT
                                        ------              ------              ------               ------
Alger SmallCap and MidCap
Growth Fund
 Class A:
  Shares sold .................             98,734     $     1,035,622               78,285     $       682,445
  Shares converted from Class B              4,329              43,957                2,467              22,392
  Shares redeemed .............            (64,161)           (668,477)            (100,835)           (741,740)
                                   ---------------     ---------------      ---------------     ---------------
  Net increase (decrease) .....             38,902     $       411,102              (20,083)    $       (36,903)
                                   ===============     ===============      ===============     ===============
 Class B:
  Shares sold .................            133,855     $     1,360,513              105,823             889,378
  Shares converted to Class A .             (4,398)            (43,957)              (2,489)            (22,392)
  Shares redeemed .............            (28,523)           (287,651)             (16,500)           (139,209)
                                   ---------------     ---------------      ---------------     ---------------
  Net increase ................            100,934     $     1,028,905               86,834     $       727,777
                                   ===============     ===============      ===============     ===============
 Class C:
  Shares sold .................             54,030     $       556,186               67,392     $       582,253
  Shares redeemed .............            (21,312)           (216,701)              (2,515)            (20,488)
                                   ---------------     ---------------      ---------------     ---------------
  Net increase ................             32,718     $       339,485               64,877     $       561,765
                                   ===============     ===============      ===============     ===============
Alger Money Market Fund
  Shares sold .................         66,115,637     $    66,158,584+       5,071,470,541     $ 5,071,470,541
  Dividends reinvested ........            330,082             330,082              683,554             683,554
  Shares redeemed .............       (101,895,323)       (101,895,323)      (5,286,488,553)     (5,286,488,553)
                                   ---------------     ---------------      ---------------     ---------------
  Net decrease ................        (35,449,604)    $   (35,406,657)        (214,334,458)    $  (214,334,458)
                                   ===============     ===============      ===============     ===============

* On April 30, 2003, the Capital Appreciation Fund distributed securities, with a market value of $34,727,148, to satisfy redemption requests. This distribution resulted in a realized gain of $2,297,610, which is included in net realized gain (loss) on investments on the accompanying statement of operations.
+ Dollar amount of shares sold includes a reimbursement by Alger Management of $42,947 for losses on portfolio investments incurred in previous fiscal years.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

      The tax character of distributions paid during the year ended October 31, 2004 and the year ended October 31, 2003 were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                              OCTOBER 31, 2004  OCTOBER 31, 2003
                                              ----------------  ----------------
LargeCap Growth Fund
Distributions paid from:
  Ordinary Income ......................                 --                --
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............                 --                --
                                                ===========        ==========
SmallCap Growth Fund
Distributions paid from:
  Ordinary Income ......................                 --                --
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............                 --                --
                                                ===========        ==========
Balanced Fund
Distributions paid from:
  Ordinary Income ......................        $ 1,038,280        $3,122,162
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............        $ 1,038,280        $3,122,162
                                                ===========        ==========
MidCap Growth Fund
Distributions paid from:
  Ordinary Income ......................                 --                --
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............                 --                --
                                                ===========        ==========
Capital Appreciation Fund
Distributions paid from:
  Ordinary Income ......................                 --                --
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............                 --                --
                                                ===========        ==========
Health Sciences Fund
Distributions paid from:
  Ordinary Income ......................        $   242,648                --
  Long-term capital gain ...............             41,250                --
                                                -----------        ----------
  Total distributions paid .............        $   283,898                --
                                                ===========        ==========
SmallCap and MidCap Growth Fund
Distributions paid from:
  Ordinary Income ......................                 --                --
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............                 --                --
                                                ===========        ==========
Money Market Fund
Distributions paid from:
  Ordinary Income ......................        $   342,302        $  871,752
  Long-term capital gain ...............                 --                --
                                                -----------        ----------
  Total distributions paid .............        $   342,302        $  871,752
                                                ===========        ==========

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Fund
  Undistributed ordinary income .........................                     --
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................            $28,973,500

SmallCap Growth Fund
  Undistributed ordinary income .........................                     --
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................            $13,250,759

Balanced Fund
  Undistributed ordinary income .........................            $   282,804
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................             10,244,039

MidCap Growth Fund
  Undistributed ordinary income .........................                     --
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................            $39,041,080

Capital Appreciation Fund
  Undistributed ordinary income .........................                     --
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................            $36,339,450

Health Sciences Fund
  Undistributed ordinary income .........................            $ 1,113,122
  Undistributed long-term gain ..........................                343,643
  Unrealized appreciation ...............................                968,950

SmallCap and MidCap Growth Fund
  Undistributed ordinary income .........................            $   166,869
  Undistributed long-term gain ..........................                998,061
  Unrealized appreciation ...............................              1,844,859

Money Market Fund
  Undistributed ordinary income .........................                     --
  Undistributed long-term gain ..........................                     --
  Unrealized appreciation ...............................                     --

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2004, the Funds, for federal income tax purposes, had capital loss caryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

                                                         EXPIRATION DATE
                                           ---------------------------------------------
                              2009             2010             2011             2012            TOTAL
                          -----------      -----------      -----------      -----------      -----------
LargeCap Growth
  Fund .............      111,770,355      165,962,647       21,526,122               --      299,259,124
SmallCap Growth
  Fund .............      106,802,360       30,152,501               --               --      136,954,861
Balanced Fund ......       15,717,959       34,009,327        2,892,067               --       52,619,353
MidCap Growth
  Fund .............               --       25,196,444               --               --       25,196,444
Capital Appreciation
  Fund .............      398,880,536      204,820,909               --               --      603,701,445
Money Market Fund ..          216,474               --                               640          217,114

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- REGULATORY MATTERS AND LEGAL PROCEEDINGS:

      Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the board of the Trust that if it be determined that improper trading practices in the Trust detrimentally affected its performance, Alger Management will make appropriate restitution. At the present time, Alger Management is unable to estimate the impact, if any, that the outcome of these investigations may have on the Trust's results of operations or financial condition.

      Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties, including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

      The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor, (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, including the Trust, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by Alger defendants similar to those alleged in the

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940,
(iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

      Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Trust believes that it will not be materially adversely affected by the pending lawsuits.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Shareholders and
 Board of Trustees of The Alger Funds:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (a Massachusetts business trust comprising, respectively, the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap Growth, and Money Market Funds) (collectively, the "Funds") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, and Money Market Funds for the two years ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Alger Funds at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

December 15, 2004

TAX INFORMATION
(UNAUDITED)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2004, 19.98% and 3.25% of the Balanced and the Health Sciences Funds' ordinary dividends, respectively, qualified for the dividends received deduction for corporations. For the year ended October 31, 2004, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

       Alger Balanced Fund                                $1,038,280
       Alger Health Sciences Fund                            242,648

      Shareholders should not use the above information to prepare their tax returns. Since the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, Spectra Fund, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (69)          Chairman of the Board of Alger                    1986                22
  Chairman of the Board         Associates, Inc. ("Associates"),
                                Fred Alger & Company, Incorporated
                                ("Alger Inc."), Alger Management, Alger
                                Properties, Inc. ("Properties"), Alger
                                Shareholder Services, Inc. ("Services"),
                                Alger Life Insurance Agency, Inc.
                                ("Agency"), Fred Alger International
                                Advisory S.A. ("International"), and five of
                                the six funds in the Alger Fund Complex;
                                Chairman of the Boards of Alger
                                SICAV("SICAV") and Analysts
                                Resources, Inc. ("ARI").

Dan C. Chung (42)               President, Director and Chief Investment          2001                16
  President and Trustee         Officer of Alger Management; President
                                and Director of Associates, Alger Inc.,
                                Properties, Services, Agency, International,
                                ARI and Trust; Trustee/Director of four of
                                the six funds in the Alger Fund Complex.

Hilary M. Alger (43)            Trustee/Director of five of the six funds         2003                17
  Trustee                       in the Alger Fund Complex; Director of
                                Development, Pennsylvania Ballet; formerly
                                Associate Director of Development, College
                                of Arts and Sciences, University of Virginia,
                                formerly Director of Development and
                                Communications, Lenox Hill
                                Neighborhood House.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (72)          Attorney; Private investor since 1981;            1986                23
  Trustee                       Director of Brown-Forman Corporation;
                                Trustee/Director of the six funds in the
                                Alger Fund Complex; formerly of Counsel
                                to the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (51)      Managing Partner of North Castle Partners,        2000                16
  Trustee                       a private equity securities group; Chairman
                                of Equinox, Leiner Health Products,
                                Elizabeth Arden Day Spas, Grand Expeditions
                                and EAS; Trustee/Director of four of the six
                                funds in the Alger Fund Complex. Formerly
                                Managing Director of AEAInvestors, Inc.

Roger P. Cheever (59)           Associate Dean of Development, Harvard            2000                16
  Trustee                       University; Trustee/Director of four of the
                                six funds in the Alger Fund Complex.
                                Formerly Deputy Director of the Harvard
                                College Fund.

Lester L. Colbert, Jr. (70)     Private investor; Trustee/Director of five of     2000                17
  Trustee                       the six funds in the Alger Fund Complex.
                                Formerly Chairman of the Board and Chief
                                Executive Officer of Xidex Corporation.

Nathan E. Saint-Amand,          Medical doctor in private practice; Co-Partner    1986                23
  M.D. (66)                     Fishers Island Partners; Member of the Board
  Trustee                       of the Manhattan Institute; Trustee/Director
                                of the six funds in the Alger Fund Complex.
                                Formerly Co-Chairman Special Projects
                                Committee of Memorial Sloan Kettering.

Joseph S. Nye, Jr. (66)         Trustee/Director of the six funds in the          2003                23
  Trustee                       Alger Fund Complex; Dean, John F. Kennedy
                                School of Government, Harvard University,
                                since 1995; Assistant Secretary of Defense
                                for International Security Affairs 1994-1995;
                                Chairman, National Intelligence Council,
                                1993-1994.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (51)          Executive Vice President and Treasurer of         1996                N/A
  Treasurer and                 Alger Inc., Alger Management, Properties,
  Assistant Secretary           Associates, ARI, Services and Agency since
                                September 2003 and Senior Vice President
                                prior thereto; Treasurer or Assistant Treasurer,
                                and Assistant Secretary, of each of the other
                                five investment companies in the Alger Fund
                                Complex since the later of 1996 or its
                                inception. Director of SICAV and International
                                and Chairman of the Board (and prior thereto,
                                Senior Vice President) and Treasurer of Alger
                                National Trust Company since 2003.

Dorothy G. Sanders (49)         Senior Vice President, General Counsel and        2000                N/A
  Secretary                     Secretary of Alger, Inc., General Counsel and
                                Secretary of Associates, Agency, Properties,
                                Services, ARI and Alger Management;
                                Secretary of International, and the six funds
                                in the Alger Fund Complex. Formerly Senior
                                Vice President, Fleet Financial Group.

Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. Alger
III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations." Mr. Nye has given notice of his intention to resign as Trustee of the Trust. Ms. Sanders resigned as Secretary effective November 19, 2004.

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

NOTES:

NOTES:

NOTES:

NOTES:

NOTES:

NOTES:

THE ALGER FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

PROXY VOTING POLICIES

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

Commencing with the fiscal quarter ending July 31, 2004, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

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[LOGO]




SAA 61504 L1

        The Alger Funds
[LOGO]  Boston Financial Data Services, Inc.
        P.O. Box 8480
        Boston, MA 02266




SAA 61504 L2

ITEM 2.   CODE OF ETHICS.

          (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

          (b)  Not applicable.

          (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (e)  Not applicable.

          (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          a)   Audit Fees:

               October 31, 2004      $170,100
               October 31, 2003      $154,000

          b)   Audit-Related Fees: NONE

          c)   Tax Fees for tax advice, tax compliance and tax planning:

               October 31, 2004           $44,049
               October 31, 2003           $21,200

          d)   All Other Fees:

               October 31, 2004       $14,500
               October 31, 2003           $0

          Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

          e)   1)   Audit Committee Pre-Approval Policies And Procedures:

          Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

               2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

          f)   Not Applicable

          g)   Non-Audit Fees:

               October 31, 2004      $157,449 and 82,300 Euros
               October 31, 2003      $61,400 and 113,827 Euros

          h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 10.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

          (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

          (a)  (1)   Code of Ethics as Exhibit 99.CODE ETH

          (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

          (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The Alger Funds

By:  /s/Dan C. Chung

     Dan C. Chung

     President

Date:  January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Dan C. Chung

    Dan C. Chung

    President

Date:  January 5, 2005

By: /s/Frederick A. Blum

    Frederick A. Blum

    Treasurer

Date:  January 5, 2005